    As filed with the Securities and Exchange Commission on February 5, 2003
                                                      Registration No. 333-69522
                                                                       811-07971
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [  ]
            Pre-Effective Amendment No.                 [  ]
            Post-Effective Amendment No. 2              [X]
                                        and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
            Amendment No.  1                            [X]
                                 (Check appropriate box or boxes)

MetLife Investors Variable Life Account One
    (Exact Name of Registrant)

MetLife Investors Insurance Company
    (Name of Depositor)
    22 Corporate Plaza Drive
    Newport Beach, CA 92660
   (Address of Depositor's Principal Executive Offices)

Name and complete address of agent for service:


    Michael K. Farrell
    MetLife Investors Insurance Company
    22 Corporate Plaza Drive
    Newport Beach, CA 92660
    (800) 989-3752

    Copies to:
    Richard C. Pearson             and       Stephen E. Roth
    Executive Vice President,                Sutherland Asbill & Brennan LLP
    General Counsel and Secretary            1275 Pennsylvania Avenue, N.W.
    MetLife Investors Insurance              Washington, D.C. 20004-2415
    Company                                  (202) 383-0100
    22 Corporate Plaza Drive
    Newport Beach, CA 92660
    and
    W. Thomas Conner
    Sutherland Asbill & Brennan LLP
    1275 Pennsylvania Avenue, N.W.
    Washington, D.C. 20004-2415
    (202) 383-0590


    It is proposed that this filing will become effective (check appropriate box)

    [ ] immediately upon filing pursuant to paragraph (b)
    [ ] on (date) pursuant to paragraph (b)
    [X] 60 days after filing pursuant to paragraph (a)(1)
    [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
    [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Flexible Premium Joint and Last Survivor Variable Life Insurance Policy and Flexible Premium Single Variable Life Insurance Policy
(Title and amount of securities being registered)

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

             JOINT AND LAST SURVIVOR POLICY AND SINGLE LIFE POLICY

                                   ISSUED BY

                      METLIFE INVESTORS INSURANCE COMPANY



                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE


This prospectus describes two variable life insurance policies, the Flexible Premium Joint and Last Survivor Variable Life Insurance Policy (Joint and Last Survivor Policy) and the Flexible Premium Single Variable Life Insurance Policy (Single Life Policy). Our use of the word Policy in this Prospectus refers to both policies except where otherwise noted. WE CURRENTLY ARE NOT OFFERING THE JOINT AND LAST SURVIVOR POLICY.


We have designed the Policy for use in estate and retirement planning and other insurance needs of individuals.
The Policy provides for maximum flexibility by allowing you to vary your premium payments and to change the level of death benefits payable.

You, the policyowner, have a number of investment choices in the Policy. These investment choices include a General Account as well as the following 18 Investment Funds listed below which are offered through our Separate Account. When you purchase a Policy, you bear the complete investment risk. This means that the Cash Value of your Policy may increase and decrease depending upon the investment performance of the Investment Fund(s) you select. The duration of the Policy and, under some circumstances, the death benefit will increase and decrease depending upon investment performance.

MET INVESTORS SERIES TRUST (CLASS A):
      Met/AIM Mid Cap Core Equity Portfolio
      Met/AIM Small Cap Growth Portfolio
      Janus Aggressive Growth Portfolio
      Lord Abbett Bond Debenture Portfolio
      Lord Abbett Growth and Income Portfolio
      MFS Research International Portfolio

      T. Rowe Price Mid-Cap Growth Portfolio

      Oppenheimer Capital Appreciation Portfolio
      PIMCO Innovation Portfolio
      PIMCO Total Return Portfolio
      PIMCO Money Market Portfolio
      Met/Putnam Research Portfolio

      Harris Oakmark International Portfolio

      Third Avenue Small Cap Value Portfolio

METROPOLITAN SERIES FUND, INC. (CLASS A):

      Davis Venture Value Portfolio


      Harris Oakmark Focused Value Portfolio


      Jennison Growth Portfolio

      MetLife Stock Index Portfolio




THE SEC HAS NOT APPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION THAT IT HAS IS A CRIMINAL OFFENSE.


Please read this prospectus before investing and keep it on file for future reference. It contains important information about the Joint and Last Survivor Policy and the Single Life Policy.


The Policy:

..  is not a bank deposit.
..  is not federally insured.
..  is not endorsed by any bank or government agency.

The Policy is subject to investment risk. You may be subject to loss of principal.


May 1, 2003

  TABLE OF CONTENTS                                                      PAGE

  SUMMARY OF BENEFITS AND RISKS.........................................   4
       Benefits of the Policy...........................................   4
       Risks of the Policy..............................................   5
       Risks of the Investment Funds....................................   7

  FEE TABLES............................................................   7
       Transaction Fees.................................................   8
       Periodic Charges Other Than Investment Fund Operating Expenses...   9
       Annual Investment Fund Operating Expenses........................  13

  THE VARIABLE LIFE INSURANCE POLICY....................................  14
       Who Should Purchase the Policy?..................................  14
       Replacing Existing Insurance.....................................  14
       State Variations.................................................  15

  PURCHASES.............................................................  15
       Application for a Policy.........................................  15
       Premiums.........................................................  15
       Unscheduled Premiums.............................................  15
       Lapse and Grace Period...........................................  16
       Reinstatement....................................................  16
       Allocation of Premium............................................  17
       Cash Value of Your Policy........................................  17
       Method of Determining Cash Value of an Investment Fund...........  17
       Net Investment Factor............................................  18
       Our Right to Reject or Return a Premium Payment..................  18

  THE SEPARATE ACCOUNT AND THE INVESTMENT FUNDS.........................  19
       MetLife Investors and the Separate Account.......................  19
       Substitution and Limitations on Further Investments..............  21
       Voting...........................................................  21
       Transfers........................................................  22
       Dollar Cost Averaging............................................  22
       Portfolio Rebalancing............................................  23
       Approved Asset Allocation Programs...............................  23

  DEATH BENEFIT.........................................................  23
       Change of Death Benefit..........................................  25
       Change in Face Amount............................................  25

  ACCESS TO YOUR MONEY..................................................  26
       Policy Loans.....................................................  26
       Loan Interest Charged............................................  27
       Security.........................................................  27
       Repaying Policy Debt.............................................  27
       Partial Withdrawals..............................................  27
       Pro-Rata Surrender...............................................  28
       Full Surrenders..................................................  29

  OTHER INFORMATION.....................................................  29
       The General Account..............................................  29
       Distribution.....................................................  29
       Suspension of Payments or Transfers..............................  30
       Ownership........................................................  30
       Conversion Rights................................................  31
       Additional Benefits..............................................  31
       Legal Proceedings................................................  32
       Financial Statements.............................................  33
       Illustrations....................................................  33

  CHARGES...............................................................  33
       Deductions from Each Premium Payment.............................  33
       Monthly Deduction................................................  34
       Charges for Additional Benefit Riders............................  36
       Mortality and Expense Risk Charge................................  36
       Surrender Charge.................................................  36

 TABLE OF CONTENTS                                                        PAGE

      Transaction Charges................................................  37
      Projection of Benefits and Values Charge...........................  37
      Investment Fund Expenses...........................................  37

 FEDERAL TAX STATUS......................................................  38

 SPECIAL TERMS...........................................................  41

SUMMARY OF BENEFITS AND RISKS



This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. The Special Terms section at the end of the prospectus defines certain words and phrases used in this prospectus.



BENEFITS OF THE POLICY



DEATH PROCEEDS. The Policy is a contract between you the Owner, and us, an insurance company, under which we provide insurance protection. Upon receipt of satisfactory proof of death of the person insured with respect to the Single Life Policy or, with respect to the Joint and Last Survivor Policy, the death of the Last Insured, we pay death proceeds to your selected Beneficiary. Death proceeds equal the death benefit on the date of death of the Insured (or the Last Insured), plus any additional insurance provided by rider, less any Indebtedness and cost of insurance and any other charges that may be due.



POLICY FLEXIBILITY. The Policy is "flexible" because:



..  the frequency and amount of premiums can vary;



..  you can choose among death benefit options; and



..  you can change the amount of insurance coverage.



CHOICE OF DEATH BENEFIT OPTION. You may choose among three death benefit options: Option A, Option B and Option C. Option A provides a level death benefit equal to the Face Amount of your Policy. Options B and C provide a variable death benefit equal to the Policy's Face Amount plus the Cash Value of the Policy on the Insured's (or Last Insured's) date of death. The death benefits under all three Options are subject to increases required by the Internal Revenue Code of 1986. If your Policy is issued with either Option A or Option B, you may later change your death benefit option, unless your Policy was issued in Florida. A Policy issued with an Option C death benefit may not be changed.



FREE LOOK. You may cancel the Policy within 20 days after you receive it (or whatever period may be required in your state) or the 45th day after you sign your application, whichever period ends later. We will refund all premiums paid (or whatever amount is required in your state).



INVESTMENT CHOICES. You can allocate your Net Premiums and Cash Value to our General Account or among any or all of the eighteen Investment Funds available through the Policy. The Investment Funds available include equity funds, a bond fund and a money market fund.



PARTIAL WITHDRAWALS. After the first Policy year, you may make partial withdrawals from the Policy's Cash Surrender Value. Each Policy year you are allowed 12 free partial withdrawals. For each partial withdrawal in excess of 12, we may impose a $25 fee. We reserve the right to limit the number and minimum amount of partial withdrawals you may make in a Policy year. Partial withdrawals may have tax consequences.



TRANSFERS. You may transfer amounts in your Policy from any Investment Fund to another Investment Fund, or to or from the General Account (subject to restrictions). You can make 12 transfers in a Policy year without charge. For each transfer in excess of 12, we may impose a $25 fee. We reserve the right to limit the number and amount of transfers you may make in a Policy year. We offer the following automated transfer privileges:



.. DOLLAR COST AVERAGING. Under the dollar cost averaging program, you may authorize us to make automatic transfers of specified dollar amounts from the PIMCO Money Market Portfolio to other Investment Funds on a monthly basis.



.. PORTFOLIO REBALANCING. Under the periodic rebalancing program, you may direct us to automatically restore the balance of the Cash Value in the General Account and the Investment Funds to the percentages determined in advance.

LOANS. You may borrow Cash Value from your Policy. The maximum amount you may borrow is the Cash Value of the Policy net of the surrender charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest to be earned through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 4.5% on your loan. However, we credit interest at an annual rate of at least 4% on the amount we hold in the Loan Subaccount as security for the loan. Loans may have tax consequences.



PRO-RATA SURRENDERS. After the first Policy year, you may make a Pro-Rata Surrender of the Policy that will reduce the Face Amount and the Cash Value by any whole percentage chosen by you. A Pro-Rata Surrender may have tax consequences.



SURRENDERS. You may make a full surrender the Policy for its Cash Surrender Value at any time. The Policy's Cash Surrender Value equals the Cash Value reduced by any Policy loan and accrued loan interest and by any applicable surrender charge. A surrender may have tax consequences.



TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in the value of your Policy should not be taxable to you. As long as your Policy is not a modified endowment contract (MEC), partial withdrawals and Pro-Rata Surrenders should be non-taxable until you have withdrawn or made a Pro-Rata Surrender of an amount equal to your total investment in the Policy. Death proceeds paid to your beneficiary should be free of Federal income tax.



CONVERSION PRIVILEGE. During the first two Policy years, you have a one-time right to convert the Policy to fixed benefit coverage by irrevocably electing to transfer all of your Cash Value, and to allocate all future premiums, to the General Account. The purpose of the conversion is to provide you with fixed Policy values and benefits. The transfer will not be subject to any transfer charge or transfer limits, if any, and will have no effect on the Policy's death benefit, Face Amount, net amount at risk, rate class or Issue Age.



ADDITIONAL BENEFITS. We offer several riders that provide additional insurance benefits under the Policy, such as the Supplemental Coverage Term Rider, which provides an additional death benefit payable on the death of the Insured(s). We generally deduct any monthly charges for these riders as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.



RISKS OF THE POLICY



INVESTMENT RISK. If you invest your Policy's Cash Value in one or more Investment Funds, then you will be subject to the risk that investment performance will be unfavorable and that your Cash Value will decrease. In addition, we deduct Policy fees and charges from your Policy's Cash Value, which can significantly reduce your Policy's Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's Cash Value. It is possible to lose your full investment and your Policy could lapse without value unless you pay additional premium. If you allocate Cash Value to the General Account, then we credit such Cash Value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 4%.



SURRENDER AND WITHDRAWAL RISKS. The Policy is designed to provide lifetime insurance protection. The Policy is not offered primarily as an investment and should not be used as a short-term savings vehicle. If you surrender the Policy or let it lapse (terminate without value) within the first 10 Policy years (and, for the Single Life Policy, within the first 10 Policy years following an increase in Face Amount), you will be subject to a surrender charge. You will also be subject to income tax on any gain that is distributed or deemed to be distributed from the Policy.



You will also be subject to a surrender charge if you make a Pro-Rata Surrender, or a partial withdrawal or change in death benefit option resulting in a Face Amount reduction, within the first 10 Policy years (or, for the Single Life Policy, within the first 10 Policy years following an increase in Face Amount).



You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's Cash Value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because surrender charges determine the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).



RISK OF LAPSE. Your Policy may lapse if you have not paid a sufficient amount of premiums or if the investment performance of the Investment Funds is poor. If your Cash Surrender Value is insufficient to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Regardless of your Cash Surrender Value, however, your Policy generally will not lapse: (1) during the first five Policy years, if you pay certain required premium amounts; or (2) if you are protected by the Secondary Guarantee Rider. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a policy on which there is an outstanding loan may have adverse tax consequences.



TAX RISKS. We anticipate that the Policy should generally be deemed to be a life insurance contract under Federal tax law. There is less guidance, however, with respect to Policies issued on a substandard or guaranteed issue basis and Policies issued with term riders added, and it is not clear whether such Policies will in all cases satisfy the applicable requirements. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in receipt of any portion of your Policy's Cash Value until there is an actual distribution from the Policy. Moreover, death benefits payable under the Policy should be excludable from the gross income of the beneficiary. Although the beneficiary should generally not have to pay Federal income tax on the death benefit, other taxes, such as estate taxes, may apply.



Your Policy may become a modified endowment contract, or MEC, due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your policy becomes a MEC, surrenders, partial withdrawals, Pro-Rata Surrenders and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age
59 1/2 at the time of the surrender, partial withdrawal, Pro-Rata Surrender or loan, the amount that is included in income will generally be subject to an 10% penalty tax.



If the Policy is not a MEC, distributions will generally be treated first as a return of basis, or investment in the contract, and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.



See "Federal Tax Status." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.



LOAN RISKS. A Policy loan, whether or not repaid, will affect the Cash Value of your Policy over time because we subtract the amount of the loan from the Investment Funds and/or the General Account as collateral, and hold it in our Loan Subaccount. This loan collateral does not participate in the investment experience of the Investment Funds or receive any higher current interest rate credited to the General Account.



We also reduce the amount we pay on the Insured's (or Last Insured's, with respect to the Joint and Last Survivor Policy) death by the amount of any Indebtedness. Your Policy may lapse if your Indebtedness reduces the Cash Surrender Value to zero.



If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans, partial withdrawals and Pro-Rata Surrenders you have made exceed the premiums you have paid. Since loans, partial withdrawals and Pro-Rata Surrenders reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.



LIMITATIONS ON ACCESS TO CASH VALUE. We limit partial withdrawals from Cash Surrender Value to 12 per Policy year and will impose a $25 fee for partial withdrawals in excess of 12 in a Policy year. The maximum amount you may withdraw from an Investment Fund each Policy year is the Policy's Cash Value in that fund, net of applicable surrender charges and fees. The minimum amount, net of applicable surrender charges and fees, is the lesser of $500 or the Policy's

Cash Value in the Investment Fund or the General Account. We reserve the right to limit the number and minimum amount of partial withdrawals in a Policy year.



LIMITATIONS ON TRANSFERS. We limit the number of transfers among the Investment Funds and to and from the General Account to 12 per Policy year and will impose a $25 fee for transfers in excess of 12 in a Policy year. The minimum amount that can be transferred is the lesser of $500 or the total Cash Value in an Investment Fund or the General Account. Transfers from the General Account are subject to additional limitations: the maximum amount you can transfer from General Account in any Policy year is equal to the greater of 25% of the Policy's Cash Surrender Value in the General Account at the beginning of the year, or the previous Policy year's General Account maximum withdrawal amount, not to exceed the total Cash Surrender Value of the Policy. We reserve the right to restrict the number and amount of transfers you may make in a Policy year. Each Investment Fund may also restrict or refuse certain redemptions or purchases of its shares as a result of certain market timing activities. You should read each Fund's prospectus for more details.



TAX LAW CHANGES. Tax laws, regulations and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.



RISKS OF THE INVESTMENT FUNDS



A comprehensive discussion of the risks associated with each of the Investment Funds can be found in the prospectuses for the Investment Funds. THERE IS NO ASSURANCE THAT ANY OF THE INVESTMENT FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.



FEE TABLES



The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among the Investment Funds and the General Account.



If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, gender or rate class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner. These charges may not be representative of the charges you will actually pay under the Policy. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Service Office. Also, in connection with your purchase of the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and rate class, the death benefit option, Face Amount, planned periodic premiums and riders requested.

TRANSACTION FEES



Charge                     When Charge is Deducted       Current Amount Deducted  Maximum Amount Deducted
--------------------------------------------------------------------------------------------------------------
Sales Charge Imposed on    On payment of premium         5% in Policy years 1-10  In Policy year 1, 15% on up
Premiums*                                                2% in Policy years 11+   to one Target Premium, 5%
                                                                                  in excess of one Target
                                                                                  Premium**
                                                                                  5% in Policy years 2-10
                                                                                  2% in Policy years 11+
--------------------------------------------------------------------------------------------------------------

Premium Tax Imposed on     On payment of premium         2% in all Policy years   2% in all Policy years
Premiums
--------------------------------------------------------------------------------------------------------------

Federal Tax Imposed on     On payment of premium         1.3% in all Policy years 1.3% in all Policy years
Premiums
--------------------------------------------------------------------------------------------------------------

SURRENDER CHARGE           On surrender, lapse, or face  45% of one Target        45% of one Target Premium
                           amount reduction in the       Premium in Policy years  in Policy years 1-5***
                           first 10 Policy years (and,   1-5***
                           with respect to a face
                           amount increase under the
                           Single Life Policy, in the
                           first 10 Policy years after
                           the increase)
--------------------------------------------------------------------------------------------------------------

Transaction Charge for     On transfer of cash value     Not currently charged    $25 for each transfer in
Transfers                  among Investment Funds                                 excess of 12 per Policy year
                           and to and from the General
                           Account
--------------------------------------------------------------------------------------------------------------

Transaction Charge for     On partial withdrawal of      Not currently charged    $25 for each partial
Partial Withdrawal         cash value                                             withdrawal in excess of 12
                                                                                  per Policy year
--------------------------------------------------------------------------------------------------------------

Projection of Benefits and Upon provision of each        $25 per illustration     $25 per illustration
Values Charge              illustration in excess of one
                           per year



* Current and maximum Sales Charges may vary from the amounts shown in this table in certain states.


** Target Premiums vary based on the Insured's age (the Insureds' joint age with respect to the Joint and Last Survivor Policy), sex (except in unisex policies) and risk class.


*** Target Premiums vary based on the Insured's age (the Insureds' joint age with respect to the Joint and Last Survivor Policy), sex (except in unisex policies) and risk class. After the fifth Policy year (and, with respect to a face amount increase under the Single Life Policy, the fifth Policy year following a face amount increase), the Surrender Charge declines on a monthly basis over the remaining five years of the Surrender Charge period until it reaches $0 in the last month of the tenth Policy year (and, with respect to a face amount increase under the Single Life Policy, the tenth Policy year following the face amount increase). A pro rata portion of the Surrender Charge applies to a Pro-Rata Surrender, a requested face amount reduction, as well as to a face amount reduction resulting from a partial withdrawal or a change in death benefit option.

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Investment Fund fees and expenses.



PERIODIC CHARGES OTHER THAN INVESTMENT FUND OPERATING EXPENSES



--------------------------------------------------------------------------------------------------------------
Charge                          When Charge is Deducted Current Amount Deducted    Guaranteed Amount Deducted
--------------------------------------------------------------------------------------------------------------
Cost of Insurance:*

SINGLE LIFE POLICY

  Minimum and                           Monthly         $.0155 to $83.3333 per     $.0566 to $83.3333 per
  Maximum Charge                                        $1,000 of net amount at    $1,000 of net amount at
                                                        risk**                     risk**

  Charge in the first Policy            Monthly         $     per $1,000 of net    $     per $1,000 of net
  year for a male insured,                              amount at risk             amount at risk
  issue age 45, in the
  preferred rate class with a
  face amount of $250,000

JOINT AND LAST
SURVIVOR POLICY

  Minimum and                           Monthly         $.00 to 83.3333 per $1,000 $.00 to $83.3333 per $1,000
  Maximum Charge                                        of net amount at risk      of net amount at risk

  Charge in the first Policy            Monthly         $     per $1,000 of net    $     per $1,000 of net
  year for a male and a                                 amount at risk             amount at risk
  female insured, joint issue
  age   , in the preferred
  rate class with a face
  amount of $
--------------------------------------------------------------------------------------------------------------

Policy Charge                           Monthly         $25 per month in Policy    $25 per month in Policy
                                                        year 1                     year 1
                                                        $6 per month in Policy     $6 per month in Policy
                                                        years 2+                   years 2+
--------------------------------------------------------------------------------------------------------------

Mortality and Expense Risk              Daily           .55% in Policy years 1-10  .55% in Policy years 1-10
Charge (annual rate                                     .25% in Policy years 11-20 .45% in Policy years 11-20
imposed on cash value in                                .05% in Policy years 21+   .35% in Policy years 21+
the Separate Account)
--------------------------------------------------------------------------------------------------------------




* This charge varies based on individual characteristics, including age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the charge for a particular Insured(s) by contacting your registered representative.


** The net amount at risk is the difference between the death benefit
   (generally discounted at the monthly equivalent of 4% per year) and the Policy's Cash Value.

---------------------------------------------------------------------------------------------------------------------
Charge                          When Charge is Deducted       Current Amount Deducted     Guaranteed Amount Deducted
---------------------------------------------------------------------------------------------------------------------
Selection and Issue
  Expense Charge*

SINGLE LIFE POLICY

  Minimum and                   Monthly during the            $.0416 to $ .6525 per       $.0416 to $.6525 per $1,000
  Maximum Charge                first 10 Policy years (and,   $1,000 of base Policy face  of base Policy face amount
                                with respect to a face        amount                      and Supplemental Coverage
                                amount increase, during the                               Term Rider face amount
                                first 10 Policy years after
                                the increase)

  Charge in the first Policy    Monthly during the first 10   $     per $1,000 of base    $     per $1,000 of Policy
  year for a male insured,      Policy years (and with        Policy face amount          face amount
  issue age 45, in the          respect to a face amount
  preferred rate class with a   increase, during the first 10
  face amount of $250,000       Policy years after the
                                increase)
JOINT AND LAST
SURVIVOR POLICY

  Minimum and                   Monthly during the first 10   $.0558 to $1.0075 per       $.0558 to $1.0075 per
  Maximum Charge                Policy years                  $1,000 of base Policy face  $1,000 of base Policy face
  for the base Policy                                         amount                      amount

  Charge in the first           Monthly during the first 10   $     per $1,000 of base    $     per $1,000 of base
  Policy year for a male        Policy years                  Policy face amount          Policy face amount
  and a female insured,
  joint issue age   , in the
  preferred rate class with a
  face amount of $

  Minimum and                   Monthly during the first 10   $.0258 to $.2775 per        $.0258 to $.2775 per
  Maximum Charge for            Policy years                  $1,000 of rider face amount $1,000 of rider face amount
  the Supplemental
  Coverage Term Rider

  Charge in the first Policy    Monthly during the first 10   $     per $1,000 of rider   $     per $1,000 of rider
  year for a male and a         Policy years                  face amount                 face amount
  female insured, joint issue
  age   , in the preferred
  rate class
---------------------------------------------------------------------------------------------------------------------

Net Loan Interest Charge        Yearly                        .50% of loan collateral**   .50% of loan collateral**
---------------------------------------------------------------------------------------------------------------------




* This charge varies based on individual characteristics, including age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the charge for a particular Insured(s) by contacting your registered representative.




** The interest charge on Policy loans is 4.50% in Policy years 1-10, 4.25% in Policy years 11-20 and 4.15% in Policy year 21 and thereafter. The Cash Value amount we transfer to the Loan Account as security for the loan will accrue interest daily at an annual earnings rate of 4%.

 Charges for Riders:



---------------------------------------------------------------------------------------------------------------------
Charge                         When Charge is Deducted       Current Amount Deducted     Guaranteed Amount Deducted
---------------------------------------------------------------------------------------------------------------------
Supplemental Coverage
Term Rider*

SINGLE LIFE POLICY

  Minimum and                  Monthly                       $.0155 to $83.3333 per      $.0566 to $83.3333 per
  Maximum Charge                                             $1,000 of net amount at     $1,000 of net amount at risk
                                                             risk

  Charge in the first          Monthly                       $   per $1,000 of net       $   per $1,000 of net
  Policy year for a male                                     amount at risk              amount at risk
  insured, issue age 45, in
  the preferred rate class
  with a face amount of
  $250,000

  Selection and Issue          Monthly                       Not currently charged       $.0416 to $.6525 per $1,000
  Expense Charge                                                                         of rider face amount

JOINT AND LAST SURVIVOR
POLICY

  Minimum and                  Monthly                       $0 to $83.3333 per $1,000   $0 to $83.3333 per $1,000
  Maximum Charge                                             of net amount at risk       of net amount at risk

  Charge in the first          Monthly                       $   per $1,000 of net       $   per $1,000 of net
  Policy year for a male                                     amount at risk              amount at risk
  and a female insured,
  joint issue age   , in the
  preferred rate class with
  a face amount of $

  Selection and Issue          Monthly                       $.0258 to $.2775 per        $.0258 to $.2775 per $1,000
  Expense Charge                                             $1,000 of rider face amount of rider face amount
---------------------------------------------------------------------------------------------------------------------

Lifetime Coverage Rider        Monthly, beginning at the     $.76 per $1,000             $.76 per $1,000
                               Insured's age 80 (the         of net amount at risk       of net amount at risk
                               younger Insured's age 80
                               with respect to the Joint and
                               Last Survivor Policy)
---------------------------------------------------------------------------------------------------------------------

Secondary Guarantee            Monthly                       $.02 per $1,000 of net      $.02 per $1,000 of net
Rider                                                        amount at risk              amount at risk
---------------------------------------------------------------------------------------------------------------------

Waiver of Specified
Premium Rider*

  Minimum and                  Monthly                       $1.30 to $14.50 per $100 of $1.30 to $14.50 per $100 of
  Maximum Charge                                             Specified Premium           Specified Premium

  Charge for a male            Monthly
  insured, issue age   , in
  the preferred rate class
  Charge for a male            Monthly                       $   per $100 of Specified   $   per $100 of Specified
  insured and a female                                       Premium                     Premium
  insured, joint issue age
    , in the preferred rate
  class
---------------------------------------------------------------------------------------------------------------------



* The charge for this rider varies based on individual characteristics, such as age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the rider charge for a particular Insured(s) by contacting your registered representative.

Additional Riders -- Single Life Policy



---------------------------------------------------------------------------------------------------------------
Charge                          When Charge is Deducted Current Amount Deducted     Guaranteed Amount Deducted
---------------------------------------------------------------------------------------------------------------

Guaranteed Survivor
Purchase Option Rider*

  Minimum and                           Monthly         $.02 to $9.27 per $1,000 of $.02 to $9.27 per $1,000 of
  Maximum Charge                                        option amount               option amount

  Charge for a male insured,            Monthly         $                           $
  issue age   , in the
  preferred rate class with a
  face amount of $
---------------------------------------------------------------------------------------------------------------

Waiver of Monthly
Deduction Rider*

  Minimum and                           Monthly         $3.00 to $38.00 per $100 of $3.00 to $38.00 per $100 of
  Maximum Charge                                        monthly deduction           monthly deduction

  Charge for a male                     Monthly         $                           $
  insured, issue age   , in
  the preferred rate class
  with a face amount
  of $
---------------------------------------------------------------------------------------------------------------



Additional Riders -- Joint and Last Survivor Policy



---------------------------------------------------------------------------------------------------------------
Charge                          When Charge is Deducted Current Amount Deducted     Guaranteed Amount Deducted
---------------------------------------------------------------------------------------------------------------
Estate Preservation Term
Rider*

  Minimum and                           Monthly         $.02 to $1.23 per $1,000 of $.02 to $83.3333 per $1,000
  Maximum Charge                                        rider face amount           of rider face amount

  Charge for male and                   Monthly         $                           $
  female insureds, age   , in
  the preferred rate class
  with a face amount
  of $
---------------------------------------------------------------------------------------------------------------


* The charge for this rider varies based on individual characteristics, such as age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the rider charge for a particular Insured(s) by contacting your registered representative.

ANNUAL INVESTMENT FUND OPERATING EXPENSES



The next table describes the Investment Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Investment Funds for the fiscal year ended December 31, 2002, before and after any contractual fee waiver or expense reimbursement. Expenses of the Investment Funds may be higher or lower in the future. More detail concerning each Investment Fund's fees and expenses is contained in the table that follows and in the prospectus for each Investment Fund.



                                                                   Minimum Maximum
----------------------------------------------------------------------------------
Total Annual Investment Fund Operating Expenses
  (expenses that are deducted from Eligible Fund assets, including
  management fees and other expenses).............................     %        %
Net Total Annual Investment Fund Operating Expenses
  (net of any contractual fee waiver and expense reimbursement)...     %        %


INVESTMENT FUND EXPENSES


Annual Fund Operating Expenses for the period ending December 31, 2002 (as a percentage of average net assets) before and after any fee waivers or expense reimbursements.



                                                                                               Net Total
                                                                    Gross Total Fee Waiver or Contractual
                                                         Other Fund   Annual       Expense      Annual
                                         Management Fees  Expenses   Expenses   Reimbursement  Expenses
---------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST (CLASS A) (1)
 Met/AIM Mid Cap Core Equity Portfolio
 Met/AIM Small Cap Growth Portfolio
 Janus Aggressive Growth Portfolio
 Lord Abbett Bond Debenture Portfolio
 Lord Abbett Growth and Income Portfolio
 MFS Research International Portfolio
 T. Rowe Price Mid-Cap Growth Portfolio
 Oppenheimer Capital Appreciation Portfolio
 PIMCO Innovation Portfolio
 PIMCO Total Return Portfolio
 PIMCO Money Market Portfolio
 Met/Putnam Research Portfolio
 Harris Oakmark International Portfolio
 Third Avenue Small Cap Value Portfolio
---------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND, INC. (CLASS A)
 Davis Venture Value Portfolio
 Harris Oakmark Focused Value Portfolio
 Jennison Growth Portfolio
 MetLife Stock Index Portfolio
---------------------------------------------------------------------------------------------------------

(1) Met Investors Advisory Corp. (now Met Investors Advisory, LLC) ("investment manager") and Met Investors Series Trust have entered into an Expense Limitation Agreement whereby, for a period of at least through April 30, 2003, the total of management fees and other expenses of certain Portfolios will not exceed, in any year in which the Agreement is in effect, the following percentages: .90% for the Met/AIM Mid Cap Core Equity Portfolio; 1.05% for the Met/AIM Small Cap Growth Portfolio; .85% for the Janus Aggressive Growth Portfolio; .70% for the Lord Abbett Bond Debenture Portfolio; .65% for the Lord Abbett Growth and Income Portfolio; 1.00% for the MFS Research International Portfolio; .80% for the MFS Mid Cap Growth Portfolio; .75% for the Oppenheimer Capital Appreciation Portfolio; 1.10% for the PIMCO Innovation Portfolio; .65% for the PIMCO Total Return Portfolio; .50% for the PIMCO Money Market Portfolio; .85% for the Met/Putnam Research Portfolio; 1.10% for the State Street Research Concentrated International Portfolio; and .95% for the Third Avenue Small Cap Value Portfolio.

   Under certain circumstances, any fees waived or expenses reimbursed by the investment manager may, with the approval of the Trust's Board of Trustees, be repaid to the investment manager. Absent these expense reimbursement arrangements, the total annualized percentage portfolio expenses for the year ending December 31, 2001 were: 6.93% for the Met/AIM Mid Cap Core Equity Portfolio; 4.97% for the Met/AIM Small Cap Growth Portfolio; 3.78% for the Janus Aggressive Growth Portfolio; .72% for the Lord Abbett Bond Debenture Portfolio; 5.08% for the MFS Research International Portfolio; 2.35% for the MFS Mid Cap Growth Portfolio; 2.96% for the Oppenheimer Capital Appreciation Portfolio; 3.97% for the PIMCO Innovation Portfolio; 1.15% for the PIMCO Total Return Portfolio; 2.17% for the PIMCO Money Market Portfolio; 1.69% for the Met/Putnam Research Portfolio; 5.44% for the State Street Research Concentrated International Portfolio; and 1.70% for the Third Avenue Small Cap Value Portfolio. Third Avenue Small Cap Value Portfolio has not commenced operations and portfolio expenses are estimated for the year ended December 31, 2002.


   For information concerning compensation paid for the sale of the Policies, see "Distribution."


THE VARIABLE LIFE INSURANCE POLICY




The Policy provides for life insurance coverage on the Insured(s). It has a Cash Value, a death benefit, surrender rights, loan privileges and other characteristics associated with traditional and universal life insurance. However, since the Policy is a variable life insurance Policy, the value of your Policy will increase or decrease depending upon the investment experience of the Investment Funds you choose. The duration or amount of the death benefit may also vary based on the investment performance of the underlying Investment Funds. To the extent you select any of the Investment Funds, you bear the investment risk. If your Cash Value less any loans, loan interest accrued, unpaid selection and issue charge due for the remainder of the first Policy year, and surrender charges and any partial withdrawal fee is insufficient to pay the monthly deductions, the Policy may terminate.



WHO SHOULD PURCHASE THE POLICY?



The Policy is designed for individuals and businesses that have a need for death protection but who also desire to potentially increase the values in their policies through investment in the Investment Funds. The Policy offers the following to individuals:



..  create or conserve one's estate;



..  supplement retirement income; and



..  access to funds through loans and surrenders.





REPLACING EXISTING INSURANCE



If you currently own a variable life insurance policy on the life of (one of) the Insured(s), you should consider whether the purchase of the Policy is appropriate.

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. The Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure any exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

STATE VARIATIONS

Any state variations in the Policy are covered in a special policy form for use in that state. This prospectus provides a general description of the Policy. Your actual policy and any endorsements or riders are the controlling documents. If you would like to review a copy of your policy and its endorsements and riders, if any, contact our Service Office.


PURCHASES


APPLICATION FOR A POLICY


In order to purchase a Policy, you must submit an application to us that requests information about (both of) the proposed Insured(s). In some cases, we will ask for additional information. We may request that the proposed Insured(s) provide us with medical records, a physician's statement or complete paramedical examination.


PREMIUMS


Before coverage begins under a Policy, the application and the premium must be in good order as determined by our administrative rules. You may receive a copy of a Policy before that time for examination but there will be no coverage. The minimum initial premium we accept is computed for you based on the Face Amount you request. Insurance coverage begins under a Policy as of the Issue Date. Policy Anniversaries, Policy years and Policy months are measured from the Issue Date.



The Policy is designed for the payment of subsequent premiums after payment of the initial premium. You can establish planned annual premiums. Each premium after the initial premium must be at least $10. All premiums must be paid at our Service Office. The Policy is not designed for professional market timing organizations, other entities, or persons using programmed, large, or frequent transfers.



If you establish a schedule of planned premiums, we will send you billing notices for these premium payments. A failure to pay such a premium payment will not itself cause the Policy to lapse. However, at the end of the first Policy year, your total premium payments must be greater than or equal to the minimum initial annual premium amount as shown on the specifications page of your Policy.


UNSCHEDULED PREMIUMS

You can make additional unscheduled premium payments at any time while the Policy is in force. However, in order to preserve the favorable tax status of the Policy, we may limit the amount of the premiums and may return any premiums that exceed the limits stated under the Internal Revenue Code.

If MetLife Investors receives a premium payment which would cause the death benefit to increase by an amount that exceeds the Net Premium portion of the payment, then MetLife Investors reserves the right to:

(1) refuse that premium payment, or

(2) require additional evidence of insurability before it accepts the premium.

Premiums can not be paid after the Insured attains age 100 with respect to the Single Life Policy, or after the younger Insured attains age 100 with respect to the Joint and Last Survivor Policy.

LAPSE AND GRACE PERIOD


During the first 5 Policy years, your Policy will not lapse even if the Cash Surrender Value of your Policy is insufficient to pay for the monthly deductions when:


.. the sum of all premiums paid on the Policy (reduced by any partial withdrawals and any outstanding loan balance) is at least equal to the sum of the No Lapse Monthly Premiums for the elapsed months since the Issue Date.

The No Lapse Monthly Premium is one twelfth of the No Lapse Annual Premium, which can be found on the specifications page of your Policy. The No Lapse Monthly Premium may be modified if you change your Face Amount, make a change in the premium class of the Insured(s) within 5 years of the Issue Date, or if there is an addition or deletion of a rider.


After the first 5 Policy years, lapse will occur even if:


..  the Cash Surrender Value is not sufficient to cover the monthly deduction;
   and

..  a grace period expires without a sufficient premium payment.

When a Policy is about to terminate, the Policy provides a grace period in order for you to make a premium payment or a loan repayment to keep your Policy in force. The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is insufficient to meet the next monthly deduction. We will notify you and any assignee of record of the amount of additional premium that must be paid to keep the Policy from terminating. If we do not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If your Policy was issued in Florida, the Grace Period provisions may be different. Please refer to your Policy.


Even if you pay the No Lapse Premium throughout the No Lapse Period, the Cash Surrender Value at the end of the No Lapse Period may be insufficient to keep the Policy in force unless an additional premium payment is made at that time. The additional premium required may be significantly higher than the No Lapse Premium. If you pay only the No Lapse Premium, you may be foregoing the advantage of potentially building up a significant Cash Value.


If the Insured with respect to the Single Life Policy (or Last Insured with respect to the Joint and Last Survivor Policy) dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

REINSTATEMENT

If your Policy terminated at the end of a grace period, you can request that we reinstate it (restore your insurance coverage) anytime within 5 years after its termination. To reinstate your Policy you must:

..  submit a written request for reinstatement;

.. submit proof satisfactory to us that the Insured is still insurable with respect to the Single Life Policy (or that both of the Insureds are still insurable with respect to the Joint and Last Survivor Policy) at the risk class that applies for the latest Face Amount portion then in effect (with respect to the Joint and Last Survivor Policy, if only one Insured is alive on the date the Policy lapsed, you need only submit proof for the living Insured);

.. pay a Net Premium large enough to cover the monthly deductions that were due at the time of lapse and 2 times the monthly deduction due at the time of reinstatement; and

.. pay an amount large enough to cover any loan interest due and unpaid at the time of lapse.

The reinstatement date is the date we approve the application for reinstatement. The Cash Value of your Policy on the reinstatement date is equal to:

..  the amount of any Policy loan reinstated;

.. increased by the Net Premiums paid at reinstatement, any Policy loan paid at the time of reinstatement, and the amount of any surrender charge paid at the time of lapse;

.. decreased by any monthly deductions and loan interest due and unpaid at the time of lapse.

Upon reinstatement

..  The Surrender Charge at the time of reinstatement will be the Surrender
   Charge in effect at the time of lapse. If only a portion of the coverage is reinstated then only the applicable portion of the Surrender Charge will be reinstated, and the Cash Value following reinstatement will be increased by the applicable portion of the Surrender Charge imposed at the time of lapse.


.. Following reinstatement, the No Lapse Period provision will again be applicable for 5 Policy years if sufficient premium is paid so that, as of the effective date of reinstatement, the sum of all premiums paid (reduced by any partial withdrawals and any outstanding loans), is greater than the No Lapse Monthly Premiums multiplied by the number of elapsed months since the Issue Date.


The Policy may not be reinstated if it has been surrendered or if the Insured, with respect to the Single Life Policy, or an Insured who was living at the time of lapse with respect to the Joint and Last Survivor Policy, dies before the reinstatement date. If a Policy is to be reinstated, it must be done prior to the Insured's (with respect to the Single Life Policy), or the younger Insured's (with respect to the Joint and Last Survivor Policy), Attained Age
100. There will be a full monthly deduction for the Policy month which includes the reinstatement date.

ALLOCATION OF PREMIUM

When we receive a premium from you, we deduct:

..  a Tax Charge for premium taxes and Federal taxes; and

..  a Sales Charge.

The premium less these charges is referred to as the Net Premium. Your Net Premium is allocated to the General Account or one or more of the Investment Funds, as selected by you.

When we issue you a Policy, we automatically allocate your initial Net Premium (and any other Net Premium received during the free look period) to the PIMCO Money Market Portfolio. Once the free look period expires, the Cash Value of your Policy is allocated to the General Account and/or the Investment Funds in accordance with your selections requested in the application. For any chosen allocation, the percentages must be in whole numbers and currently, our practice is to require that a minimum percentage of 1% of Net Premium be allocated. This allocation is not subject to the transfer fee provision.

CASH VALUE OF YOUR POLICY

The Cash Value equals the sum of the amounts in the General Account, the Investment Funds you have selected, and the Loan Account.

Please see your Policy for information regarding the method we use to determine the Cash Value of premium allocated to the General Account.

METHOD OF DETERMINING CASH VALUE OF AN INVESTMENT FUND

The value of your Policy will go up or down depending upon the investment performance of the Investment Fund(s) you choose and the charges and deductions made against your Policy.


The Cash Value of the Investment Funds is determined for each Valuation Period. When we apply your initial premium to an Investment Fund on the Investment Start Date, the Cash Value equals the Net Premium allocated to the Investment Fund, minus the monthly deduction(s) due from the Issue Date through the Investment Start Date. Thereafter, on each Valuation Date, the Cash Value in an Investment Fund will equal:


(1) The Cash Value in the Investment Fund on the preceding Valuation Date, multiplied by the Investment Fund's Net Investment Factor (defined below) for the current Valuation Period; plus

(2) Any Net Premium payments received during the current Valuation Period which are allocated to the Investment Fund; plus

(3) Any loan repayments allocated to the Investment Fund during the current Valuation Period; plus

(4) Any amounts transferred to the Investment Fund from the General Account or from another Investment Fund during the current Valuation Period; plus

(5) That portion of the interest credited on outstanding loans which is allocated to the Investment Fund during the current Valuation Period; minus

(6) Any amounts transferred plus any transfer charges from the Investment Fund to the General Account, Loan Account, or to another Investment Fund during the current Valuation Period (including any transfer charges); minus

(7) Any partial withdrawals from the Investment Fund during the current Valuation Period; minus

(8) Any withdrawal due to a pro-rata surrender from the Investment Fund during the current Valuation Period; minus

(9) Any withdrawal transaction charge or surrender charges incurred during the current Valuation Period attributed to the Investment Fund in connection with a partial withdrawal or pro-rata surrender; minus

(10)If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Investment Fund during the current Valuation Period to cover the Policy month which starts during that Valuation Period.

NET INVESTMENT FACTOR

The Net Investment Factor measures the investment performance of an Investment Fund during a Valuation Period. The Net Investment Factor for each Investment Fund for a Valuation Period is calculated as follows:

(1) The value of the assets at the end of the preceding Valuation Period; plus

(2) The investment income and capital gains, realized or unrealized, credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

(3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(4) Any amount charged against each Investment Fund for taxes, including any tax or other economic burden resulting from the application of the tax laws determined by us to be properly attributable to the Investment Funds, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Investment Fund; minus


(5) The mortality and expense risk charge equal to a percentage of the average net assets for each day in the Valuation Period (see "Charges"); divided by




(6) The value of the assets at the end of the preceding Valuation Period.

OUR RIGHT TO REJECT OR RETURN A PREMIUM PAYMENT

In order to receive the tax treatment for life insurance under the Internal Revenue Code (Code), a Policy must initially qualify and continue to qualify as life insurance under the Code. To maintain this qualification, we have reserved the right under the Policy to return any premiums paid which we have determined will cause the Policy to fail as life insurance. We also have the right to make changes in the Policy or to make a distribution to the extent we determine this is necessary to continue to qualify the Policy as life insurance. Such distributions may have current income tax consequences to you.

If subsequent premiums will cause your Policy to become a Modified Endowment Contract (MEC) we will contact you prior to applying the premium to your Policy. If you elect to have the premium applied, we require that you acknowledge in writing that you understand the tax consequences of a MEC before we will apply the premiums. (See "Federal Tax Status" for further discussion of the Policy's qualification as a life insurance contract under the Code and the consequences of being a MEC.) If mandated under other applicable federal or state law, we also may be required to return a premium payment.

THE SEPARATE ACCOUNT AND THE INVESTMENT FUNDS



METLIFE INVESTORS AND THE SEPARATE ACCOUNT



MetLife Investors Insurance Company (MetLife Investors or the Company), is an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company, whose principal office is located at One Madison Avenue, New York, New York 10010. We are located at 22 Corporate Plaza Drive, Newport Beach, California 92660. We established MetLife Investors Variable Life Account One (the Separate Account) to hold certain assets that underlie the Policies. The assets of the Separate Account are held in our name on behalf of the Separate Account and are not chargeable with liabilities arising out of any other business we may conduct. All income, gains, and losses (realized or unrealized) resulting from those assets are credited to or against the Separate Account without regard to our other income, gains and losses. We are obligated to pay all benefits under the Policies.



There are currently 18 Investment Funds available in connection with the Policy we are offering here. The Investment Funds are offered through two open-end, diversified management investment companies: (1) Met Investors Series Trust and
(2) Metropolitan Series Fund, Inc.



PURCHASERS SHOULD READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING. COPIES OF THE PROSPECTUSES FOR THE INVESTMENT FUNDS WILL ACCOMPANY OR PRECEDE THE DELIVERY OF YOUR POLICY. YOU CAN OBTAIN COPIES OF THE FUND PROSPECTUSES BY CALLING OR WRITING TO US AT: METLIFE INVESTORS INSURANCE COMPANY, SERVICE OFFICE, P.O. BOX 355, WARWICK, RI 02887-0355, (877) 357-4419. CERTAIN
PORTFOLIOS CONTAINED IN THE FUND PROSPECTUSES MAY NOT BE AVAILABLE WITH YOUR POLICY.


The investment objectives and policies of certain of the Investment Funds are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisers manage. Although the objectives and policies may be similar, the investment results of the Investment Funds may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Investment Funds have the same investment advisers.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Met Investors Advisory LLC (Met Investors Advisory), an affiliate of MetLife Investors, is the investment manager of the Met Investors Series Trust. MetLife Advisers, LLC (MetLife Advisers), an affiliate of MetLife Investors, is the investment adviser to the Metropolitan Series Fund, Inc. Met Investors Advisory and MetLife Advisers have each engaged sub-advisers to provide investment advice and make day-to-day investment decisions for the individual portfolios. The sub-adviser and investment objective of each of the Investment Funds available under the Policy are as follows:



MET INVESTORS SERIES TRUST                   ADVISER: MET INVESTORS ADVISORY LLC



Investment Fund                            Sub-Adviser             Investment Objective
---------------------------------------------------------------------------------------------------------------

Met/AIM Mid Cap Core Equity Portfolio      AIM Capital             Long-term growth of capital.
                                           Management, Inc.

Met/AIM Small Cap Growth Portfolio         AIM Capital             Long-term growth of capital.
                                           Management, Inc.

Janus Aggressive Growth Portfolio          Janus Capital           To seek long-term growth of capital.
                                           Management LLC

Lord Abbett Bond Debenture Portfolio       Lord, Abbett & Co.      To provide high current income and the
                                                                   opportunity for capital appreciation to
                                                                   produce a high total return.

Lord Abbett Growth and Income Portfolio    Lord, Abbett & Co.      To achieve long-term growth of capital and
                                                                   income without excessive fluctuation in
                                                                   market value.

MFS Research International Portfolio       Massachusetts Financial Capital appreciation.
                                           Services Company

T. Rowe Price Mid Cap Growth Portfolio     T. Rowe Price           Long-term capital appreciation.
                                           Associates, Inc.

Oppenheimer Capital Appreciation Portfolio OppenheimerFunds, Inc.  Capital appreciation.

PIMCO Innovation Portfolio                 PIMCO Equity Advisors   To seek capital appreciation; no
                                                                   consideration is given to income.

PIMCO Total Return Portfolio               Pacific Investment      To seek maximum total return, consistent
                                           Management Company      with the preservation of capital and prudent
                                           LLC                     investment management.

PIMCO Money Market Portfolio               Pacific Investment      To seek maximum current income, consistent
                                           Management Company      with preservation of capital and daily
                                           LLC                     liquidity.

Met/Putnam Research Portfolio              Putnam Investment       Capital appreciation.
                                           Management, LLC

Harris Oakmark International Portfolio     Harris Associates L.P.  Long-term capital appreciation.

Third Avenue Small Cap Value Portfolio     EQSF Advisers, Inc.     To seek long-term capital appreciation.

METROPOLITAN SERIES FUND, INC.                                              ADVISER: METLIFE ADVISERS, LLC

Investment Fund                        Sub-Adviser              Investment Objective
----------------------------------------------------------------------------------------------------------

Davis Venture Value Portfolio          Davis Selected Advisers, Growth of capital.
                                       L.P.

Harris Oakmark Focused Value Portfolio Harris Associates L.P.   Long-term capital appreciation.

Jennison Growth Portfolio              Jennison Associates LLC  Long-term growth of capital.

MetLife Stock Index Portfolio          Metropolitan Life        To equal the performance of the Standard &
                                       Insurance Company        Poor's 500 Composite Stock Price Index.
----------------------------------------------------------------------------------------------------------




Shares of the Investment Funds may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with us. Certain Investment Funds may also be sold directly to qualified plans. The Funds believe that offering their shares in this manner will not be disadvantageous to you.

We (or our affiliates) may enter into certain arrangements under which we are reimbursed by the Investment Funds' advisers, distributors and/or affiliates for the administrative, distribution and other services which we provide to the Funds. The amount of these reimbursements (which may include the payment of 12b-1 fees) is based upon a percentage of the assets of the Investment Fund attributable to the Policy and other contracts issued by us. Some advisers, distributors, and/or affiliates may pay us more than others, and the amount we receive may be significant. These advisers, distributors, and/or affiliates may be our affiliates.

SUBSTITUTION AND LIMITATIONS ON FURTHER INVESTMENTS

We may, without your consent, add additional Investment Funds that may have different fees and expenses. You may be permitted to allocate additional premium payments and/or transfer Cash Value to the additional Investment Fund(s). However, the right to make any allocation or transfer will be limited by any terms and conditions in effect at the time of the allocation or transfer.

We may, without your consent, substitute one or more of the Investment Funds you have selected with another Investment Fund that may have different fees and expenses. We will not do this without any necessary approval of the Securities and Exchange Commission. We may also, without your consent, limit further investment in an Investment Fund.

In addition, we may decide to operate the Separate Account as a management company under the Investment Company Act of 1940, deregister the Separate Account under that Act in the event registration is no longer required, combine the Separate Account with other separate accounts, or transfer Separate Account assets to other separate accounts.


VOTING



In accordance with our view of present applicable law, we will vote the shares of the Investment Funds at special meetings of shareholders in accordance with instructions received from Owners having a voting interest. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. We will vote shares we own in the same proportion as we vote shares for which we have received instructions. The Funds do not hold regular meetings of shareholders.



If the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

The voting interests of an Owner in the Funds will be determined as follows:
Owners may cast one vote for each $100 of Account Value of a Policy which is allocated to an Investment Fund on the record date. Fractional votes are counted.



The number of shares which a person has a right to vote will be determined as of the date to be chosen by us not more than sixty (60) days prior to the meeting of the Fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to such meeting.



Each Owner having such a voting interest will receive periodic reports relating to the Investment Funds in which he or she has an interest, proxy material and a form with which to give such voting instructions.


TRANSFERS

At your request to our Service Office, we will transfer amounts in your Policy from any Investment Fund to another Investment Fund, or to and from the General Account (subject to restrictions). The minimum amount that can be transferred is the lesser of the minimum transfer amount (currently $500), or the total value in an Investment Fund or the General Account. You can make twelve transfers or partial withdrawals in a Policy year without charge. We currently charge a transfer fee of $25 for additional transfers in a Policy year.

The maximum amount you can transfer from the General Account in any Policy year is the greater of:

(a) 25% of a Policy's Cash Surrender Value in the General Account at the beginning of the Policy year, or

(b) the previous Policy year's General Account maximum withdrawal amount, not to exceed the total Cash Surrender Value of the Policy.

Transfers resulting from Policy loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each Policy year.

We have not designed this Policy or the underlying Investment Funds for use by professional market timing organizations, other entities, or persons using programmed, large, or frequent transfers. If it appears that there is a pattern of exchanges that coincides with a "market timing" strategy and is disruptive to the Investment Funds, the transfer will be refused. Policies under common ownership or control may be aggregated for purposes of transfer limits. We will coordinate with the Fund managers to restrict the transfer privilege or reject any specific premium allocation request for any person, if, in the Investment Fund manager's judgment, the Investment Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected.

Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may at any time revoke, modify, or limit the transfer privilege.

DOLLAR COST AVERAGING

Dollar cost averaging is a program which enables you to allocate specified dollar amounts from the PIMCO Money Market Portfolio to other Investment Funds on a monthly basis. By allocating amounts on a monthly basis, you may be less susceptible to the impact of market fluctuations.

Dollar cost averaging may be selected by completing the proper forms. The minimum transfer amount is $100. The minimum amount that can be allocated to an Investment Fund is 5% of the amount transferred. You can elect to participate in this program at any time by properly completing the dollar cost averaging election form.

Dollar cost averaging will terminate when any of the following occurs:

1) the value of the PIMCO Money Market Portfolio is completely depleted; or

2) you request termination in writing.

There is no current charge for dollar cost averaging but we reserve the right to charge for this program in the future. Transfers made under dollar cost averaging do not count against the total of 12 transfers allowed without charge in a Policy year. Dollar cost averaging cannot be used simultaneously with the portfolio rebalancing program.

PORTFOLIO REBALANCING

Over time, the funds in the General Account and the Investment Funds will accumulate at different rates as a result of different investment returns. You may direct us to automatically restore the balance of the Cash Value in the General Account and in the Investment Funds to the percentages determined in advance. There are two methods of rebalancing available --periodic and variance.

PERIODIC REBALANCING. Under this option you elect a frequency (monthly, quarterly, semiannually or annually), measured from the Policy Anniversary. On each date elected, we will rebalance the Investment Funds and/or General Account to reallocate the Cash Value according to the investment percentages you elected.

VARIANCE REBALANCING. Under this option you elect a specific allocation percentage for the General Account and each Investment Fund. For each such account, the allocation percentage (if not zero) must be a whole percentage and must not be less than five percent. You also elect a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific Investment Funds and/or the General Account from being rebalanced. On each Monthly Anniversary we will review the current balances to determine whether any Investment Fund balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage. If any Investment Fund is outside of the variance range, we will generate transfers to rebalance all of the specified Investment Funds and/or the General Account back to the predetermined percentages.

Transfers resulting from portfolio rebalancing will not be counted against the total number of transfers allowed in a Policy year before a charge is applied.

You may elect either method of portfolio rebalancing by specifying it on the Policy application, or may elect it later for an in force Policy, or may cancel it, by submitting a change form acceptable to us.

We reserve the right to suspend portfolio rebalancing at any time on any class of policies on a nondiscriminatory basis, or to charge an administrative fee for election changes in excess of a specified number in a Policy year in accordance with our administrative rules. Portfolio rebalancing cannot be used simultaneously with the dollar cost averaging program.

APPROVED ASSET ALLOCATION PROGRAMS

We recognize the value to certain Owners of having available, on a continuous basis, advice for the allocation of their money among the Investment Funds available under the Policy. Certain providers of these types of services have agreed to provide such services to Owners in accordance with our administrative rules regarding such programs.

We have made no independent investigation of these programs. We have only established that these programs are compatible with our administrative systems and rules. Even though we permit the use of approved asset allocation programs, the Policy was not designed for professional market timing organizations. Repeated patterns of frequent transfers are disruptive to the operations of the Investment Funds, and should we become aware of such disruptive practices, we may modify the transfer privilege either on an individual or class basis. If you participate in an Approved Asset Allocation Program, the transfers made under the program are not taken into account in determining any transaction charges.




DEATH BENEFIT



The amount of the death benefit depends on:



..  the Face Amount of your Policy;



.. the death benefit option in effect at the time of the Insured's death with respect to the Single Life Policy (or, with respect to the Joint and Last Survivor Policy, the Last Insured's death); and



..  under some circumstances the Cash Value of your Policy.



The actual amount we will pay the Beneficiary will be reduced by any Indebtedness, cost of insurance and any other charges that may be due.

The minimum face amount of insurance that we offer is $50,000 with respect to the Single Life Policy or, with respect to the Joint and Last Survivor Policy, $100,000. The initial Face Amount and the death benefit option in effect on the Issue Date are shown on the specifications page of your Policy. There are three death benefit options available under your Policy.


OPTION A. The amount of the death benefit under Option A is the greater of:

..  the Face Amount; or


.. the Cash Value of your Policy on the date of the Insured's death with respect to the Single Life Policy (on the date of the Last Insured's death with respect to the Joint and Last Survivor Policy) multiplied by the applicable multiple percentage shown in the "Applicable Percentage of Cash Value Table For Insureds Less than Age 100" with respect to the Single Life Policy and, with respect to the Joint and Last Survivor Policy, in the "Applicable Percentage of Cash Value Table For Younger Insureds Less than Age 100", shown below.


OPTION B. The amount of the death benefit under Option B is the greater of:

.. the Face Amount plus the Cash Value of your Policy on the date of the Insured's death with respect to the Single Life Policy (on the date of the Last Insured's death with respect to the Joint and Last Survivor Policy); or

.. the Cash Value of your Policy on the date of the Insured's death multiplied by the applicable multiple percentage shown in the "Applicable Percentage of Cash Value Table For Insureds Less than Age 100", with respect to the Single Life Policy and, with respect to the Joint and Last Survivor Policy, in the "Applicable Percentage of Cash Value Table For Younger Insureds Less than Age 100", shown below.

                               Single Life Policy
                ------------------------------------------------
                   Applicable Percentage of Cash Value Table
                         For Insureds Less Than Age 100
                ------------------------------------------------
                                             Policy Cash Value
                Insured Person's Age         Multiple Percentage
                ------------------------------------------------
                        40 or under                 250%
                        45                          215%
                        50                          185%
                        55                          150%
                        60                          130%
                        65                          120%
                        70                          115%
                        78 to 90                    105%
                        95 to 99                    101%

                         Joint and Last Survivor Policy
                ------------------------------------------------
                   Applicable Percentage of Cash Value Table
                     For Younger Insureds Less Than Age 100
                ------------------------------------------------
                                             Policy Cash Value
                Younger Insured Person's Age Multiple Percentage
                ------------------------------------------------
                        40 or under                 250%
                        45                          215%
                        50                          185%
                        55                          150%
                        60                          130%
                        65                          120%
                        70                          115%
                        78 to 90                    105%
                        95 to 99                    101%

For ages that are not shown in this table the applicable percentage multiples will decrease by a ratable portion for each full year.

OPTION C. The amount of the death benefit under Option C is the greater of:

..  the Face Amount; or

.. the Cash Value of your Policy on the date of the Insured's death with respect to the Single Life Policy (on the date of the Last Insured's death with respect to the Joint and Last Survivor Policy) multiplied by the applicable factor from the Table of Attained Age Factors shown in your Policy.

If your Policy is in force after the Insured's Attained Age is 100 with respect to the Single Life Policy (or after the Younger Insured's Attained Age 100 with respect to the Joint and Last Survivor Policy), then the Death Benefit will be 101% of the Policy's Cash Value unless the state where your Policy was issued provides otherwise.


So long as the Policy remains in force, prior to the Insured's Attained Age 100 with respect to the Single Life Policy (or the younger Insured's Attained Age 100 with respect to the Joint and Last Survivor Policy), the minimum death benefit will be at least the current Face Amount.



At the time of application for a Policy, you designate a Beneficiary who is the person or persons who will receive the death proceeds. You can change your Beneficiary unless you have designated an irrevocable Beneficiary. The Beneficiary does not have to be a natural person.


CHANGE OF DEATH BENEFIT

If the Policy was issued with either death benefit Option A or death benefit Option B, the death benefit option may be changed unless your Policy was issued in Florida. A Policy issued under death benefit Option C may not be changed for the entire lifetime of the Policy. Similarly, a Policy issued under either death benefit Option A or B may not change to death benefit Option C for the lifetime of the Policy. A request for change must be made to us in writing. The Effective Date of such a change will be the Monthly Anniversary on or following the date we receive the change request.


A death benefit Option A Policy may be changed to have death benefit Option B. The Face Amount will be decreased to equal the death benefit less the Cash Value on the Effective Date of the change. Satisfactory evidence of insurability as of the date of the change must be submitted to us in connection with a request for a change from death benefit Option A to death benefit Option
B. A change may not be made if it would result in a Face Amount of less than the minimum Face Amount. A Surrender Charge will apply to any decrease in Face Amount. (See "Charges.")


A death benefit Option B Policy may be changed to have death benefit Option A. The Face Amount will be increased to equal the death benefit on the Effective Date of the change.

You may make a change in death benefit option only after the first Policy year, and only if you have not made another Policy change during the Policy year. A change in death benefit option may have Federal income tax consequences.

CHANGE IN FACE AMOUNT

Subject to certain limitations set forth below, you may decrease (or increase with respect to the Single Life Policy) the Face Amount of a Policy once each Policy year after the first Policy year if you have not made another Policy change during the Policy year. A written request is required for a change in the Face Amount. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. A change in the Face Amount of a Policy may have Federal income tax consequences.


Any change in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by us. The amount of a requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount. The decrease for the Single Life Policy will reduce the Face Amount as follows: (a) the Face Amount provided by the most recent increase; (b) Face Amounts provided by the next most recent increases, successively; and (c) the Face Amount when the Policy was issued. A Surrender Charge will apply to any decrease in Face Amount. (See "Charges.") If you decrease the Face Amount and the Policy does not comply with the maximum premium limitations required by Federal tax law, the decrease may be limited or the Cash Value may be returned to you (at your election), to the extent necessary to meet these requirements.

With respect to the Single Life Policy, if you want to increase the Face Amount, you must submit proof that the Insured is insurable by our standards on the date the requested increase is submitted and the Insured must have an Attained Age not greater than age 80 on the Policy anniversary that the increase will become effective. An increase must be for at least $5,000.


You can cancel an increase in Face Amount within 20 days after you receive the new Policy specifications page for the increase (or whatever period is required in your state) or the 45th day after you sign the application for the increase, whichever period ends later. The monthly deductions associated with the increase will be restored to the Policy's Cash Value. This amount will be allocated to the General Account and the Investment Funds in the same manner as it was deducted. The request to cancel the increase must be in writing.





ACCESS TO YOUR MONEY


POLICY LOANS

We will loan money to you at the loan interest rate we establish. The request by you for a loan must be in writing. We will process your loan request upon receipt at our Service Office.

You may borrow an amount up to the loan value of the Policy. The loan value is:

..  the Cash Value of the Policy at the date of the loan request; less

..  interest to the next loan interest due date; less

..  anticipated monthly deductions to the next loan interest due date; less

..  any existing loan; less

..  any surrender charge; plus

.. interest expected to be earned on the loan balance to the next loan interest due date.

The minimum amount that you can borrow is $500 (in some states this amount may be less). The loan may be completely or partially repaid at any time while the Insured is living with respect to the Single Life Policy, or, with respect to the Joint and Last Survivor Policy, while either Insured is living. When a Policy loan is made, we will deduct Cash Value from your Policy equal to the amount of the loan, plus interest due and place it in the Loan Subaccount as security for the loan. This Cash Value amount is expected to earn interest at a rate ("the earnings rate") which is lower than the rate charged on the Policy loan ("the borrowing rate"). The Cash Value that we use as security will accrue interest daily at an annual earnings rate of 4%.

Unless the Owner requests a different allocation, the Cash Value amount used as security for the loan will be transferred from the Investment Funds and the General Account on a pro-rata basis to the Loan Account. This will reduce the Policy's Cash Value in the General Account and the Investment Fund(s). These transactions will not be considered transfers for purposes of the limitations on transfers between Investment Funds or to or from the General Account.

A Policy loan, whether or not repaid, will have a permanent effect on the death benefits and Policy values because the values transferred to the Loan Account will not share in the investment results of the Investment Funds while the loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Investment Funds and/or the General Account, the values and benefits under the Policy will be reduced as a result of the loan. In addition, if the Indebtedness exceeds the Cash Value minus the surrender charge on any Monthly Anniversary, the Policy will lapse, subject to a grace period. (See "Purchases -- Lapse and Grace Period".) A lapse of the Policy with a loan outstanding may have Federal income tax consequences (see "Federal Tax Status").

Interest credited to the Cash Value held in the Loan Subaccount as security for the loan will be allocated on Policy anniversaries to the General Account and the Investment Funds. The interest credited will also be transferred: (1) when a new loan is made; (2) when a loan is partially or fully repaid; and (3) when an amount is needed to meet a monthly deduction.

Policy loans may have Federal income tax consequences (see "Federal Tax
Status").

LOAN INTEREST CHARGED

The borrowing rate we charge for Policy loan interest will be based on the following schedule:

                        For Loans          Annual
                        Outstanding During Interest Rate
                        ------------------ -------------
                        Policy Years 1-10      4.50%
                        Policy Years 11-20     4.25%
                        Policy Years 21+       4.15%

We will inform you of the current borrowing rate when a Policy loan is requested.

Policy loan interest is due and payable annually on each Policy anniversary. However, if the Policy is terminated, the loan is repaid in full, or the loan plus loan interest accrued exceeds the Cash Surrender Value, accrued loan interest will be due at that time. If you do not pay the interest when it is due, the unpaid loan interest will be deducted from the General Account and the Investment Funds on a pro-rata basis and added to the outstanding Indebtedness in the Loan Account as of the due date. You will be charged interest at the same rate as the rest of the Indebtedness. Loan interest is payable in arrears.

SECURITY

The Policy will be the only security for the loan.

REPAYING POLICY DEBT

You may repay the loan at any time prior to the death of the Insured with respect to the Single Life Policy (or, with respect to the Joint and Last Survivor Policy, the death of the Last Insured) and as long as the Policy is in force. Any Indebtedness outstanding will be deducted before any benefit proceeds are paid or applied under a payment option.

Repayments will be allocated to the General Account and the Investment Funds based on how the Cash Value used for security was allocated. Unpaid loans and loan interest will be deducted from any settlement of your Policy.

Any payments received from you will be applied as premiums, unless you clearly request in writing that it be used as repayment of Indebtedness. We will process your loan repayment upon receipt at our Service Office.

PARTIAL WITHDRAWALS


After the first Policy year, upon written request to us, you may make partial withdrawals from the Policy's Cash Surrender Value. Each Policy year you are allowed 12 free partial withdrawals. For each partial withdrawal after 12, we may impose a $25 fee. We will process your partial withdrawal request upon receipt at our Service Office. A partial withdrawal may be subject to a surrender charge and have Federal income tax consequences.


The minimum amount of a partial withdrawal request, net of any applicable fees and surrender charges, is the lesser of:

a) $500 from an Investment Fund or the General Account; or

b) the Policy's Cash Value in an Investment Fund or the General Account.

For Policies issued in Idaho, there are no minimum amount requirements for partial withdrawals from the General Account.

Partial withdrawals made during a Policy year are subject to the following limitations. The maximum amount that may be withdrawn from an Investment Fund each Policy year is the Policy's Cash Value net of any applicable surrender charges and fees in that Investment Fund. The total partial withdrawals and transfers from the General Account over the Policy year may not exceed a maximum amount equal to the greater of the following:

(1) 25% of the Cash Surrender Value in the General Account at the beginning of the Policy year; or

(2) the previous Policy year's maximum amount.

You may allocate the amount withdrawn plus any applicable surrender charges and fees, subject to the above conditions, among the Investment Funds and the General Account. If no allocation is specified, then the partial withdrawal will be allocated among the Investment Funds and the General Account in the same proportion that the Policy's Cash Value in each Investment Fund and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date of the partial withdrawal. If the limitations on withdrawals from the General Account will not permit this pro-rata allocation, you will be requested to provide an alternate allocation.

No amount may be withdrawn that would result in there being insufficient Cash Value to meet any surrender charge and applicable fees that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value.

The death benefit will be affected by a partial withdrawal, unless the withdrawal is made under the terms of an anniversary partial withdrawal rider. If death benefit Option A or death benefit Option C is in effect and the death benefit equals the Face Amount, then a partial withdrawal will decrease the Face Amount by an amount equal to the partial withdrawal plus the applicable surrender charge. The Surrender Charge will be allocated among the General Account and the Investment Funds in the same proportion that the partial withdrawal was allocated among the General Account and the Investment Funds. If the death benefit is based on a percentage of the Cash Value, then a partial withdrawal will decrease the Face Amount by an amount by which the partial withdrawal plus the applicable surrender charge and fees exceeds the difference between the death benefit and the Face Amount. For the Single Life Policy, the Face Amount will be decreased in the following order: (1) the Face Amount at issue, excluding riders; and (2) any increases in the same order in which they were issued. If death benefit Option B is in effect, the Face Amount will not change.

The Face Amount remaining in force after a partial withdrawal (excluding riders) may not be less than the minimum Face Amount. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be implemented.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. We may change the minimum amount required for a partial withdrawal or the number of times partial withdrawals may be made.

PRO-RATA SURRENDER

After the first Policy year, upon written request to us, you can make a pro-Rata Surrender of the Policy. We will process your pro-Rata Surrender request upon receipt at our Service Office. The pro-Rata Surrender will reduce the Face Amount and the Cash Value by a percentage chosen by you. This percentage must be any whole number. A pro-Rata Surrender may have Federal income tax consequences. The percentage will be applied to the Face Amount and the Cash Value on the Monthly Anniversary on or following our receipt of the request. For the Single Life Policy, the decrease will reduce the Face Amount in the following order:

(a) the Face Amount provided by the most recent increase;

(b) Face Amounts provided by the next most recent increases, successively; and

(c) the Face Amount when the Policy was issued.

You may allocate the amount of decrease in Cash Value plus any applicable surrender charge and fees among the Investment Funds and the General Account. If no allocation is specified, then the decrease in Cash Value and any applicable surrender charge and fees will be allocated among the Investment Funds and the General Account in the same proportion that the Policy's Cash Value in each Investment Fund and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for pro-Rata Surrender is received.

A Pro-Rata Surrender cannot be processed if it will reduce the Face Amount below the minimum Face Amount of the Policy. No Pro-Rata Surrender will be processed for more Cash Surrender Value than is available on the date of the Pro- Rata Surrender. A cash payment will be made to you for the amount of Cash Value reduction less any applicable surrender charges and fees.

Pro-Rata Surrenders may affect the way in which the cost of insurance charge is calculated and the amount of the pure insurance protection afforded under the Policy.

FULL SURRENDERS

To effect a full surrender, either the Policy must be returned to us along with the request, or the request must be accompanied by a completed affidavit of loss, which is available from us. We will process your surrender request upon receipt of this documentation at our Service Office. Upon surrender, we will pay the Cash Surrender Value to you in a single sum. We will determine the Cash Surrender Value as of the date that we receive your written request at our Service Office. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender. The Insured (or, with respect to the Joint and Last Survivor Policy, the Last Insured) must be living at the time of a surrender. A surrender may have Federal income tax consequences. See "Federal Tax Status." If you surrender the Policy within the first few years after its purchase or, for the Single Life Policy, within the first few years after an increase in Face Amount, there may be little or no Cash Surrender Value after the deduction of surrender charges.


OTHER INFORMATION


THE GENERAL ACCOUNT

We own the assets in our General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the General Account's assets.

While your Policy provides for limitations on allocations to the General Account, our current practice is not to limit allocations to the General Account.

We have not registered the General Account or any interests therein with the Securities and Exchange Commission, and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the General Account.



DISTRIBUTION


We have entered into a distribution agreement with MetLife Investors Distribution Company, 22 Corporate Plaza Drive, Newport Beach, California 92660 for the distribution and sale of the Policies. MetLife Investors Distribution Company is our affiliate. MetLife Investors Distribution Company has entered into selling agreements with other broker-dealers who sell the Policies through their registered representatives. Broker-dealers that have entered into selling agreements with MetLife Investors Distribution Company may enter into selling agreements with other broker-dealers.



We pay sales commissions for the sale of the Policies. Currently, broker-dealers will be paid first-year commissions on behalf of their registered representatives equal up to 90% of a multiple of Target Premiums and 3.0% of a multiple of excess Target Premiums paid in Policy year 1. In renewal years, the commissions will equal up to 3.0% of premiums paid in Policy years 2-10 and 2.0% in Policy years 11 and beyond. Broker-dealers having a selling agreement with MetLife Investors Distribution Company, and broker-dealers having a selling agreement with these broker-dealers, may retain a portion of the commissions. In some circumstances and to the extent permitted by applicable regulatory requirements, MetLife Investors Distribution Company may also reimburse certain sales and marketing expenses, or pay other forms of special compensation to selling broker-dealers on behalf of their registered representatives. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to owners or the Separate Account.

We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.



SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone any payments or transfers from the Separate Account for any period when:

1) the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2) trading on the New York Stock Exchange is restricted as determined by the SEC;

3) an emergency exists as determined by the SEC as a result of which disposal of shares of the Investment Funds is not reasonably practicable or we cannot reasonably value the shares of the Investment Funds;

4) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We may defer the portion of any transfer, amount payable or surrender, or Policy Loan from the General Account for not more than 6 months. If we defer payment for 30 days or more, we will pay interest at the rate of 2.50% per year for the period of deferment. No payment from the General Account to pay premiums on the Policy will be deferred.

OWNERSHIP

OWNER. The Insured is the Owner of the Single Life Policy (and the Insureds jointly are the Owner of the Joint and Last Survivor Policy) unless another person or entity is shown as the Owner in the application. The Owner is entitled to all rights provided by the Policy. If there is more than one Owner at a given time, all Owners must exercise the rights of ownership by joint action. If the Owner dies, and the Owner is not the Insured with respect to the Single Life Policy (or with respect to the Joint and Last Survivor Policy, is not one or both of the Insureds), the Owner's interest in the Policy becomes the property of his or her estate unless otherwise provided. Unless otherwise provided, the Policy is jointly owned by all Owners named in the Policy or by the survivors of those joint Owners. Unless otherwise stated in the Policy, the final Owner is the estate of the last joint Owner to die.

BENEFICIARY. The Beneficiary is the person(s) or entity you name to receive any death proceeds. The Beneficiary is named at the time the Policy is issued unless changed at a later date. You can name a contingent Beneficiary prior to the death of the Insured with respect to the Single Life Policy (or, the death of the Last Insured, with respect to the Joint and Last Survivor Policy).
Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before the Insured dies with respect to the Single Life Policy or, before the Last Insured dies, with respect to the Joint and Last Survivor Policy. If there is an irrevocable Beneficiary, all Policy changes except premium allocations and transfers require the consent of the Beneficiary.

Primary and contingent Beneficiaries are as named in the application, unless you make a change. To change a Beneficiary, you must submit a written request to us. We may require the Policy to record the change. The request will take effect when signed, subject to any action we may take before receiving it. If you are also the Beneficiary at the time of the Insured's death, you may designate some other person to receive the proceeds of the Policy within 60 days after the Insured's death.

One or more irrevocable Beneficiaries may be named.

If a Beneficiary is a minor, we will make payment to the guardian of his or her estate. We may require proof of age of any Beneficiary.

Proceeds payable to a Beneficiary will be free from the claims of creditors, to the extent allowed by law.

ASSIGNMENT. You can assign the Policy. A copy of any assignment must be filed with our Service Office. We are not responsible for the validity of any assignment. If you assign the Policy, your rights and those of any revocably-named person will be subject to the assignment. An assignment will not affect any payments we may make or actions we may take before such assignment has been recorded at our Service Office. This may be a taxable event. You should consult a tax adviser if you wish to assign the Policy.

CONVERSION RIGHTS

While the Policy is in force, you have a one time right during the first two Policy years to transfer all of the Cash Value from the Investment Funds to the General Account.

If, at any time during the first two Policy years, you request in writing the transfer of the value held in the Investment Funds to the General Account and you indicate that you are making this transfer in exercise of your conversion rights, the transfer will not be subject to a transfer charge or transfer limits, if any. At the time of such transfer, there will not be any effect on the Policy's death benefit, Face Amount, net amount at risk, rate class, or Issue Age.

If you exercise your one time conversion right, we will automatically allocate all future Net Premiums to the General Account.



ADDITIONAL BENEFITS


Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy rider should be consulted. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Separate Account. In addition, certain riders may not be available in your state. The cost of any additional riders will be determined in accordance with the rider and shown on the specifications page of your Policy and will be deducted as part of the monthly deduction from the Policy's Cash Value. (See
"Charges -- Charge for Additional Benefit Riders".) Certain restrictions may apply and are described in the applicable rider.


The term riders discussed below permit you, by purchasing term insurance, to increase your insurance coverage. Term riders have no surrenderable cash value. If you seek to reduce the overall cost of your insurance protection, it is generally to your economic advantage to include a significant portion or percentage of your insurance coverage under a Supplemental Coverage Term Rider. Both current and guaranteed charges for the Rider are lower than for the base Policy.

Reductions in or elimination of term rider coverage do not trigger a surrender charge, and use of a term rider generally reduces sales compensation. Because the term insurance riders don't have surrender charges, a Policy providing insurance coverage with a combination of base Policy and term rider will have a lower maximum surrender charge than a Policy with the same amount of insurance coverage provided solely by the base Policy. However, like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term rider coverage no longer participate in the investment experience of the Separate Account and usually increase with the age of the covered individual. Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Your registered representative can provide you more information on the uses of term rider coverage.

Anniversary Partial Withdrawal Rider -- This rider allows the Owner to withdraw up to 15% of the Policy's Cash Surrender Value on any Policy anniversary without reducing the Face Amount. Partial withdrawals may have tax consequences. (See "Federal Tax Status.")

Lifetime Coverage Rider -- This rider provides the continuation of the Policy's Face Amount beyond age 100, provided the Policy remains in force to age 100 with a positive Cash Surrender Value. If the Policy is in force after the Insured's Attained Age 100 (or the younger Insured's Attained Age 100 in the case of a Joint and Last Survivor Policy), the death benefit will be the greater of the Face Amount or 101% of the Cash Value. The tax consequences of continuing the Policy beyond the Insured's 100th year (or the younger Insured's Attained Age 100 in the case of a Joint and Last Survivor Policy) are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year (or the younger Insured's Attained Age 100 in the case of a Joint and Last Survivor Policy).

Secondary Guarantee Rider -- This rider guarantees that if, during the secondary guarantee period, the sum of all premiums paid on the Policy, reduced by any partial withdrawals and any outstanding loan balance, is greater than or equal to the sum of the secondary guarantee premiums required since the Issue Date, the Policy will not lapse as a result of a Cash Value less any loans, loan interest due, and any surrender charge being insufficient to pay the monthly deduction.

The secondary guarantee period is the lesser of twenty Policy Years, or the number of Policy years until the Insured reaches Attained Age 70. For Policies issued after Attained Age 60, the secondary guarantee period is ten Policy years.

Supplemental Coverage Term Rider -- This rider provides level term insurance on the life of the Insured under the base policy. It can be added only at issue. It cannot be increased or added to an existing Policy.

Waiver of Specified Premium Rider -- This rider provides for crediting the Policy's Cash Value with a specified monthly premium while the Insured is totally disabled. The monthly premium selected at issue is not guaranteed to keep the Policy in force. The Insured must have become disabled after age 5 and before age 65. For the Joint and Last Survivor Policy, the rider can be elected for either or both Insureds.

Split Policy Option Rider -- This rider allows the Policy to be split into two separate policies in the event there are changes in the Federal Estate Tax Law resulting in the removal of the unlimited marital deductions or reduction of at least 50% in the level of estate taxes payable on the death of the last Insured. The exercise of this option to split the Policy may, under certain circumstances, result in adverse tax consequences. Please consult your tax adviser before exercising any options under this rider.

Additional Riders -- Single Life Policy

Accelerated Benefit Rider -- This rider provides a benefit to the Owner if the Insured becomes terminally ill and is not expected to live more than twelve months. The Owner may receive 25%, 50% or 75% (but no more than $250,000) of the eligible proceeds in a lump sum. "Eligible proceeds" means the death benefit, including amounts payable under the Supplemental Coverage Term Rider (unless within three years of the rider's termination date), that would have been payable had the Insured died on the date the rider is exercised.

The receipt of an accelerated death benefit amount may adversely affect the recipient's eligibility for Medicaid or other government benefits or entitlements. Consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Guaranteed Survivor Purchase Option (GSPO-Plus) --This rider grants the Policy Owner or the Insured's Beneficiary the option to purchase, upon the death of the Insured, on the 10th anniversary of the rider, and on the rider anniversary nearest the Designated Life's 65th birthday, a specified amount of additional insurance coverage on the Designated Life (or Lives) without furnishing evidence of insurability.

Waiver of Monthly Deduction Rider -- This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled after age 5 and before age 65.

Additional Riders -- Joint and Last Survivor Policy

Divorce Split Rider -- This rider allows the Policy to be split into two separate policies in the event of the divorce of a married couple who are the Insureds under the Policy. The exercise of this option to split the Policy may, under certain circumstances, result in adverse tax consequences. Please consult your tax adviser before exercising any options under this rider.

Estate Preservation Term Rider -- This rider provides joint level term insurance, payable at the death of the Last Insured, for a period of four years from the date of the rider.


LEGAL PROCEEDINGS



There are no legal proceedings to which the Separate Account or the Distributor is a party or to which the assets of the Separate Account are subject. We are not involved in any litigation that is of material importance in relation to our total assets or that relates to the Separate Account.

FINANCIAL STATEMENTS



Financial Statements of the Separate Account and the consolidated financial statements of the Company are provided in the Statement of Additional Information.



ILLUSTRATIONS



We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or Insured's characteristics. The illustrations are intended to show how the Death Benefit, Cash Surrender Value, and Cash Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as Face Amount, premium payments, Insured, risk class, and death benefit option. Illustrations will disclose the specified assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.



The illustrated Death Benefit, Cash Surrender Value, and Cash Value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual average gross rates of return equalled the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.



CHARGES



We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.



Services and benefits we provide:



  .  the death benefit, cash, and loan benefits under the Policy


  .  investment options, including premium allocations


  .  administration of elective options


  .  the distribution of reports to Policy Owners



Costs and expenses we incur:



  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)


  .  overhead and other expenses for providing services and benefits


  .  sales and marketing expenses


  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees





DEDUCTIONS FROM EACH PREMIUM PAYMENT



TAX CHARGES. There are charges for Federal taxes, and state and local premium taxes which are deducted from each premium payment. The Federal tax charge is currently 1.3% of each premium. We also deduct a premium tax charge to pay the state and local premium taxes. We currently deduct an amount equal to 2% of premium payments (which may be lower in certain circumstances) to cover this premium tax. If the tax rates change, we may change the amount of the deduction to cover the new rate.

SALES CHARGE. A sales charge, also referred to as the percent of premium charge, will be deducted from each premium payment to partially compensate us for expenses incurred in distributing the Policy and any additional benefits provided by riders. We currently intend to deduct a sales charge determined according to the following schedule:



   Policy Years 1-10: 5% of the actual premium you pay



   Policy Years 11+: 2% of the actual premium you pay



The Sales Charge is guaranteed not to exceed the following:



(1) in the first Policy year, 15% of the amount you pay up to the Target Premium, and 5% of the amount you pay over the Target Premium;



(2) in the 2nd through 10th Policy years, 5% of the actual premium you pay; and



(3) in the 11th Policy year and later, 2% of the actual premium you pay.



For Policies issued in the state of Oregon, the current sales charge amounts shown above are increased by 2%. The guaranteed sales charge varies for Policies issued in Texas. As of the date of this prospectus, the current sales charge for Texas Policies is the same as the current sales charge shown above.



The expenses covered by the sales charge include agent sales commissions, the cost of printing prospectuses and sales literature, and any advertising costs. Where Policies are issued to Insureds with higher mortality risks or to Insureds who have selected additional insurance benefits, a portion of the amount deducted for the sales charge is used to pay distribution expenses and other costs associated with these additional coverages.



To the extent that sales expenses are not recovered from the sales charge and the surrender charge, those expenses may be recovered from other sources, including the mortality and expense risk charge described below.



MONTHLY DEDUCTION



The monthly deduction is:



1. The monthly selection and issue expense charge; plus



2. The monthly policy charge; plus



3. The monthly cost of insurance charge; plus



4. The monthly cost, if any, for any additional benefit riders.



The monthly deduction for a Policy month will be allocated among the General Account and the Investment Funds in the same proportion that the value in the General Account and the value in each Investment fund bears to the total Cash Value of the Policy, minus the value in the Loan Account on the Monthly Anniversary.



SELECTION AND ISSUE EXPENSE CHARGE. During the first ten Policy years, and for the Single Life Policy, for the first ten Policy years following any increase in Face Amount, we generally assess a monthly selection and issue expense charge to cover the costs associated with the underwriting and issue of the Policy and, for the Single Life Policy, of Face Amount increases. The monthly charge per $1,000 of Face Amount ranges from approximately 4 cents to one dollar, and varies by Issue Age, risk class, and (except on unisex Policies) sex of the Insured(s). For Policies issued in Texas, the guaranteed selection and issue expense charge is level for the life of the Policy to ensure compliance with the Texas non-forfeiture laws.



MONTHLY POLICY CHARGE. We deduct a monthly policy charge on the Investment Start Date and each Monthly Anniversary date. The charge is equal to $25 per Policy month for the first Policy year. Thereafter, it is $6 per Policy month guaranteed not to increase while the Policy is in force.



The charge reimburses us for expenses incurred in the administration of the Policies. Such expenses include: confirmations, annual reports and account statements, maintenance of Policy records, maintenance of Separate Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for policyowner servicing and all accounting, valuation, regulatory and updating requirements.

For Policies issued in Texas, the selection and issue expense charge and monthly policy charge together cannot exceed $10 per month after the Insured attains age 100.



MONTHLY COST OF INSURANCE CHARGE. This charge compensates us for the insurance coverage we provide in the month following the charge. The monthly cost of insurance charge for each Policy month equals the total of the insurance risk charges for the Policy month for each Face Amount portion then in effect.



The monthly cost of insurance charge is deducted on each Monthly Anniversary for the following Policy month. The monthly cost of insurance charge is determined in a manner that reflects the anticipated mortality of the Insured with respect to the Single Life Policy (or of both Insureds with respect to the Joint and Last Survivor Policy) and the fact that the death benefit is not payable until the death of the Insured with respect to the Single Life Policy (or of the Last Insured with respect to the Joint and Last Survivor Policy). Because the monthly cost of insurance charge depends upon a number of variables, the charge will vary for each Policy month. We will determine the cost of insurance charge by multiplying the applicable cost of insurance rate or rates (divided by 1,000) by the net amount at risk (defined below) for each Policy month.



The monthly cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount (and, for the Single Life Policy, each increase in Face Amount). The rates will be based on the Attained Age, duration (from the effective date of the initial Face Amount and, for the Single Life Policy, each increase in Face Amount), rate class, and (except for unisex policies) sex of the Insured(s) at issue. The monthly cost of insurance rates generally increases as the Insured(s)' Attained Age(s) increases.



The rate class of the Insured(s) also will affect the cost of insurance rate. For the initial Face Amount, we will use the rate class on the Issue Date. For each increase in Face Amount for a Single Life Policy, we will use the rate class applicable to the increase. If the death benefit equals a percentage of Cash Value, an increase in Cash Value will cause an automatic increase in the death benefit. The rate class for such an increase for the Joint and Last Survivor Policy will be the same as that used for the initial Face Amount. The rate class for such an increase for the Single Life Policy will be the initial Face Amount or, if later, the most recent increase (excluding any riders) that required proof that the Insured was still insurable by our standards.



We currently place Insured(s) into a preferred rate class, a standard rate class, or into rate classes involving a higher mortality risk.



Actual monthly cost of insurance rates may change, and the actual monthly cost of insurance charge will be determined by us based on our expectations as to future mortality experience. However, the actual monthly cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. For Policies which are not in a substandard rate class, the guaranteed cost of insurance rates are equal to 100% of the rates set forth in the male/female smoker/non-smoker 1980 CSO Mortality Tables (1980 CSO Tables NA and SA and 1980 CSO Tables NG and SG for sex distinct policies and policies issued in qualified pension plans; and 1980 CSO Tables NA and SA for unisex policies issued in compliance with Montana law). All Policies are based on the Attained Ages of the Insured(s). Higher rates apply if the (either) Insured is determined to be in a substandard risk class.



In two otherwise identical policies, an Insured in the preferred rate class will have a lower cost of insurance than an Insured in a rate class involving higher mortality risk. Each rate class is also divided into two categories: smokers and nonsmokers. Non-smoker Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke. (Insureds under Attained Age 20 are automatically assigned to the non-smoker rate class.)



The net amount at risk for a Policy month is:



(1) the death benefit at the beginning of the Policy month divided by 1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%); less



(2) the Cash Value at the beginning of the Policy month, before the deduction of the monthly cost of insurance.

In calculating the monthly cost of insurance charges, the cost of insurance rate for a Face Amount is applied to the net amount at risk for that Face Amount.



If the Policy is in force beyond the Insured's Attained Age 100 with respect to the Single Life Policy (or the younger Insured's Attained Age 100 with respect to the Joint and Last Survivor Policy), no deductions will be made for monthly cost of insurance charges.



CHARGES FOR ADDITIONAL BENEFIT RIDERS



The amount of the charge, if any, each Policy month for additional benefit riders is determined in accordance with the rider and is shown on the specifications page of your Policy and in the Fee Table in this prospectus.



MORTALITY AND EXPENSE RISK CHARGE



We will deduct a daily charge from the Investment Funds. The amount of the deduction is determined as a percentage of the average daily net assets of each Investment Fund for each day in the Valuation Period. The current daily deduction percentages, and the equivalent effective annual rates, are:



                         Policy Daily Charge Annual
                         Years  Factor       Equivalent
                         ------ ------------ ----------
                         1-10    .0015027%     0.55%
                         11-20   .0006841%     0.25%
                         21+     .0001370%     0.05%



This deduction is guaranteed not to increase above the following amounts while the Policy is in force:



                         Policy Daily Charge Annual
                         Years  Factor       Equivalent
                         ------ ------------ ----------
                         1-10    .0015027%     0.55%
                         11-20   .0012301%     0.45%
                         21+     .0009572%     0.35%



This risk charge compensates us for assuming the mortality and expense risks under the Policy. The mortality risk assumed by us is that the Insureds, as a group, may not live as long as expected. The expense risk assumed by us is that actual expenses may be greater than those assumed. We expect to profit from this charge.



SURRENDER CHARGE



For up to 10 years after the Issue Date and, for the Single Life Policy, the effective date of an increase in Face Amount, we will impose a contingent deferred sales charge, also referred to as a surrender charge, when the following occur:



..  upon surrender or lapse of the Policy;



..  upon a partial withdrawal;



..  upon a Pro-Rata Surrender; or



..  upon a decrease in Face Amount.



The amount of the charge assessed will depend upon a number of factors, including the type of event (a full surrender, lapse, or partial withdrawal), the amount of any premium payments made under the Policy prior to the event, and the number of Policy years having elapsed since the Policy was issued.



The surrender charge compensates us for expenses relating to the distribution of the Policy, including agents' commissions, advertising, and the printing of the prospectus and sales literature.

The maximum surrender charge percentage is shown in the following table.



                  If surrender or lapse    The percentage of
                  occurs in the last month the annual Target
                  of Policy year:          Premium payable is:
                  --------------------------------------------
                        1 through 5                45%
                        6                          40%
                        7                          30%
                        8                          20%
                        9                          10%
                        10 and later                0%



The Target Premium (on which we base the surrender charge) is shown in your Policy. As shown above, the maximum surrender charge is 45% of the annual Target Premium payable.



It is our current practice to reduce the above percentages equally for each Policy month during the years shown. For example, during the seventh year, the percentage is reduced equally each month from 40% at the end of the sixth year to 30% at the end of the seventh year. This table may be modified if required by law or regulation of the governing jurisdiction.



A surrender charge will apply when there is a decrease in Face Amount for up to 10 years from the Policy's Issue Date and, for the Single Life Policy, for up to 10 years following the effective date of an increase in Face Amount. A partial withdrawal may cause a decrease in Face Amount and therefore, we may deduct a surrender charge. If the Face Amount is decreased by some fraction of any previous increases in Face Amount and/or the Face Amount at issue, the surrender charge deducted will be the previously defined surrender charge multiplied by the fraction. The Surrender Charge for any increase in Face Amount is the Target Annual Premium for that increase multiplied by the applicable Surrender Charge. The amount of the surrender charge deducted upon a partial withdrawal or Pro-Rata Surrender will depend on the amount of Face Amount reduction caused by the surrenders. The fraction will be determined by dividing the amount of the withdrawal by the Cash Value before the withdrawal and multiplying the result by the surrender charge. Immediately after a withdrawal, the Policy's remaining surrender charge will equal the amount of the surrender charge immediately before the withdrawal less the amount deducted in connection with the withdrawal.



The Surrender Charge will be allocated among the General Account and the Investment Funds in the same proportion that the value in the General Account and the value in each Investment Fund bears to the total Cash Value of the Policy minus the value in the Loan Account.



TRANSACTION CHARGES



There is no transaction charge for the first twelve partial withdrawals or requested transfers in a Policy year. We will impose a charge of $25 for each partial withdrawal or requested transfer in excess of twelve in a Policy year. We may revoke or modify the privilege of transferring amounts to or from the General Account at any time. Partial withdrawals and Pro-Rata Surrenders will result in the imposition of the applicable surrender charge.



PROJECTION OF BENEFITS AND VALUES CHARGE



You may make a written request to us for a projection of illustrative future Cash Values and death benefits. If requested more than once per Policy year, this projection will be furnished to you for a nominal fee not to exceed $25.



INVESTMENT FUND EXPENSES



The expenses of the Investment Funds are shown in the Fee Table.



The value of the net assets of the Investment Funds will reflect the investment advisory fee and other expenses incurred by the underlying investment companies.

The Investment Fund expenses are collected from the underlying Investment Fund, and are not direct charges against the Separate Account assets or reductions from the Policy's Cash Value. Expenses of the Funds are not fixed or specified under the terms of the Policy, and actual expenses may vary. These underlying Investment Fund expenses are taken into consideration in computing each Investment Fund's net asset value, which is used to calculate the unit values in the Separate Account. The management fees and other expenses are more fully described in the prospectus of each individual Investment Fund. The information relating to the Investment Fund expenses was provided by the Investment Funds and was not independently verified by us. Except as otherwise specifically noted, the management fees and other expenses are not currently subject to fee waivers or expense reimbursements.



FEDERAL TAX STATUS


NOTE: The following description is based upon our understanding of current Federal income tax law applicable to life insurance in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"), defines the term "life insurance contract" for purposes of the Code. We believe that Single Life Policies issued on a standard underwriting basis should qualify as "life insurance contracts" under Section 7702. There is more uncertainty as to Single Life Policies issued on a substandard risk basis and Joint and Survivor Policies. We do not guarantee the tax status of the Policies. Purchasers bear the complete risk that the Policies may not be treated as a "life insurance contract" under Federal income tax laws. Purchasers should consult their own tax advisers. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations.

INTRODUCTION. The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon our understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us and its operations form a part of us.

DIVERSIFICATION. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Policy as a life insurance contract would result in imposition of federal income tax to the Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. The Code contains a safe harbor provision which provides that life insurance policies, such as these Policies, will meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five (55%) percent of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. We believe that the Investment Funds are being managed so as to comply with such requirements.

INVESTOR CONTROL. Under current Federal tax law, it is unclear as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not us would be considered the owner of the shares of the Investment Funds. If you are considered the owner of the investments, it will result in the loss of the favorable tax treatment for the Policy. It is unknown to what extent Owners are permitted to select Investment Funds, to make transfers among the Investment Funds or the number and type of Investment Funds Owners may select from. Due to the uncertainty in this area, we reserve the right to modify the Policy in an attempt to maintain favorable tax treatment.

We intend that each Investment Fund underlying the Policies will be managed by the managers in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the Separate Account will cause the owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Policy. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the Policy is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policyowner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered the owner of the assets of the Separate Account. Due to the uncertainty in this area, we reserve the right to modify the Policy in an attempt to maintain favorable tax treatment.


TAX TREATMENT OF THE POLICY. The Policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Code. Although some interim guidance has been provided and proposed regulations have been issued, final regulations have not been adopted. Section 7702 of the Code requires that the amount of mortality and other expense charges be reasonable. In establishing these charges, we have relied on the interim guidance provided in IRS Notice 88-128 and proposed regulations issued on July 5, 1991. Currently, there is even less guidance as to Policies issued on a substandard risk basis and Joint and Last Survivor Policies and thus it is even less clear whether such Policies would meet the requirements of Section 7702 of the Code. Moreover, if you elect the Accelerated Death Benefit Rider, the continued tax qualification of the Policy after a distribution is made under the rider are unclear.


While we have attempted to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Internal Revenue Service will not concur with our interpretations of Section 7702 that were made in determining such compliance. In the event the Policy is determined not to so comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. You should consult your own tax advisers with respect to the tax consequences of purchasing the Policy. The following discussion assumes that the Policy will satisfy Section 7702.

POLICY PROCEEDS. The tax treatment accorded to loan proceeds and/or surrender payments from the policies will depend on whether the Policy is considered to be a MEC. (See "Tax Treatment of Loans and Surrenders.") Otherwise, we believe that the Policy should receive the same Federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is excludable from the gross income of the Beneficiary under Section 101(a) of the Code. Also, you are not deemed to be in constructive receipt of the Cash Surrender Value, including increments thereon, under a Policy until there is a distribution of such amounts.

Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each owner or Beneficiary.

TAX TREATMENT OF LOANS AND SURRENDERS. Section 7702A of the Code sets forth the rules for determining when a life insurance Policy will be deemed to be a MEC. A MEC is a contract which is entered into or materially changed on or after June 21, 1988 and fails to meet the 7-pay test. A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven (7) level annual premiums. A material change would include any increase in the future benefits or addition of qualified additional benefits provided under a Policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven Policy years; or (2) the crediting of interest or other earnings with respect to such premiums.

Certain changes in a Policy after it is issued could also cause it to fail to satisfy the 7-pay test and therefore to be classified as a MEC. Making additional payments, reducing the Policy's death benefit, reducing the Policy's benefits through a partial withdrawal, a change in death benefit option, and addition or termination of benefits under a rider are examples of changes that could result in your Policy becoming classified as a MEC. Reducing the death benefit below the lowest death benefit provided by the Policy during the first seven years will probably cause the Policy to be classified as a MEC if such a reduction occurs during the first seven Policy years in the case of a Single Life Policy or at any time in the case of a Joint and Last Survivor Policy. Even if these events do not result in a Policy becoming classified as a MEC, moreover, they could reduce the amount that may be paid in the future without causing the Policy to be classified as a MEC. You should consult a tax adviser to determine whether a Policy transaction will cause your Policy to be classified as a MEC.

Furthermore, any Policy received in exchange for a Policy classified as a MEC will be treated as a MEC regardless of whether it meets the 7-pay test. However, an exchange under Section 1035 of the Code of a life insurance Policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a MEC if no additional premiums are paid.

Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.

If the Policy is classified as a MEC, then surrenders and/or loan proceeds are taxable to the extent of income in the Policy. Such distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Loan proceeds and/or surrender payments, including those resulting from the lapse of the Policy, may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions: (1) made on or after the date on which the taxpayer reaches age 59 1/2; (2) which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or (3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary.

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

If a Policy is not classified as a MEC, then any surrenders shall be treated first as a recovery of the investment in the Policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the Policy within the first fifteen years after the Policy is issued in order to comply with Section 7702, such distribution will, under rules set forth in Section 7702, be taxed as ordinary income to the extent of income in the Policy.

Loans from a Policy which is not classified as a MEC, will generally be treated as Indebtedness of the Owner and not a distribution. However, there is uncertainty as to loans from such a Policy after the 10th Policy year and you should consult a tax adviser as to the treatment of such loans. Upon complete surrender, if the amount received plus loan Indebtedness exceeds the total premiums paid that are not treated as previously surrendered by the Policy Owner, the excess generally will be treated as ordinary income. In addition, if a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Interest payable on a loan under a Policy is generally not deductible.

Policyowners should seek competent tax advice on the tax consequences of taking loans, distributions, exchanging or surrendering any Policy.

MULTIPLE POLICIES. The Code further provides that multiple MECs that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one MEC for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of policies. You should consult a tax adviser prior to purchasing more than one MEC in any calendar year period.

CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the Policy beyond the Insured's 100th birthday (or the younger Insured's 100th birthday with respect to the Joint and Last Survivor Policy) are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th birthday (or the younger Insured's 100th birthday with respect to the Joint and Last Survivor Policy).

TAX TREATMENT OF POLICY SPLIT. The Split Policy Option Rider and the Divorce Split Rider permit a Policy to be split into two individual Policies. It is not clear whether exercising either the Policy Split Rider or the Divorce Split Rider will be treated as a taxable transaction or whether the individual Policies that result will be classified as Modified Endowment Contracts. A tax adviser should be consulted before exercising either rider.

TAX TREATMENT OF ASSIGNMENTS. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax adviser should you wish to assign or change the owner of your Policy.

QUALIFIED PLANS. The Policies may be used in conjunction with certain Qualified Plans. Because the rules governing such use are complex and the amount of life insurance provided in connection with such plans may be limited, you should not do so until you have consulted a competent Qualified Plans consultant.

INCOME TAX WITHHOLDING. All distributions or the portion thereof which is includible in gross income of the Policy owner are subject to Federal income tax withholding. However, in most cases you may elect not to have taxes withheld. You may be required to pay penalties under the estimated tax rules, if withholding and estimated tax payments are insufficient.

BUSINESS USES OF POLICY. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under Federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation skipping and other taxes.


FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Investment Funds to foreign jurisdictions.



TAX SHELTER REGULATIONS. Prospective Owners should consult a tax adviser about the treatment of the Policy under Treasury Regulations applicable to tax shelters.


POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.




SPECIAL TERMS



We have tried to make this prospectus as readable and understandable for you as possible. However, by the very nature of the Policy certain technical words or terms are unavoidable. We have identified some of these terms and provided you with a definition.



ATTAINED AGE -- The Issue Age of an Insured plus the number of completed Policy years.



BENEFICIARY -- The person(s) named in the application or by later designation to receive Policy proceeds in the event of the Insured's death with respect to the Single Life Policy or, in the event of the Last Insured's death with respect to the Joint and Last Survivor Policy.



A Beneficiary may be changed as set forth in the Policy and this prospectus.

CASH VALUE -- The total of the amounts credited to the Owner in the Separate Account, the General Account and the Loan Account.



CASH SURRENDER VALUE -- The Cash Value of a Policy on the date of surrender, less any Indebtedness, less any unpaid selection and issue expense charge due for the remainder of the first Policy year for the initial Face Amount (and, for the Single Life Policy, any increase in Face Amount), less any unpaid monthly Policy charge due for the remainder of the first Policy year, and less any surrender charge.



FACE AMOUNT -- The minimum death benefit under the Policy so long as the Policy remains in force before the Insured's Attained Age 100 with respect to the Single Life Policy or, with respect to the Joint and Last Survivor Policy, before the younger Insured's Attained Age 100.



GENERAL ACCOUNT -- Our assets other than those allocated to the Separate Account or any other separate account.



INDEBTEDNESS -- The sum of all unpaid Policy loans and accrued interest on loans.



INSUREDS -- The person or persons whose life (lives) are insured under the Policy.



INVESTMENT FUNDS -- Investments within the Separate Account which we make available under the Policy.



INVESTMENT START DATE -- The date the initial premium is applied to the General Account and/or the Investment Funds. This date is the later of the Issue Date or the date the initial premium is received at our Service Office.



ISSUE AGE -- The age of each Insured at his or her nearest birthday as of the Issue Date.



ISSUE DATE -- The date as of which insurance coverage begins under a Policy. It is also the date from which Policy anniversaries, Policy years, and Policy months are measured. It is the Effective Date of coverage under the Policy.



LAST INSURED -- The Insured whose death succeeds the death of all other Insureds under the Joint and Last Survivor Policy.



LOAN ACCOUNT -- The account of MetLife Investors to which amounts securing Policy Loans are allocated. The Loan Account is part of MetLife Investors' General Account.



LOAN SUBACCOUNT -- A Loan Subaccount has been established for the General Account and for each Investment Fund. Any Cash Value transferred to the Loan Account will be allocated to the appropriate Loan Subaccount to reflect the origin of the Cash Value. At any point in time, the Loan Account will equal the sum of all the Loan Subaccounts.



MONTHLY ANNIVERSARY -- The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.



NET PREMIUM -- The premium paid, less the premium tax charge, less the Federal tax charge, less the sales charge.



OWNER -- The owner of a Policy, as designated in the application or as subsequently changed.



POLICY -- The Joint and Last Survivor Policy or the Single Life Policy offered by us and described in this prospectus.



PRO-RATA SURRENDER -- A requested reduction of both the Face Amount and the Cash Value by a given percentage.



SEPARATE ACCOUNT -- MetLife Investors Variable Life Account One, a separate investment account established by MetLife Investors to receive and invest the Net Premiums paid under the Policy, and certain other variable life policies, and allocated by you to provide variable benefits.



SERVICE OFFICE -- MetLife Investors Insurance Company, P.O. Box 355, Warwick, Rhode Island 02887-0355 (877) 357-4419.



TARGET PREMIUM -- A premium calculated when a Policy is issued, based on the Insured's age with respect to the Single Life Policy (or the Insureds' joint age with respect to the Joint and Last Survivor Policy), sex (except in unisex policies) and risk class. The Target Premium is used to calculate the first year's premium expense charge, the surrender charge, and agent compensation under the Policy.



VALUATION DATE -- Each day that the New York Stock Exchange (NYSE) is open for trading and MetLife Investors is open for business. MetLife Investors is open for business every day that the NYSE is open for trading.



VALUATION PERIOD -- The period between two successive Valuation Dates, commencing at the close of the NYSE (usually 4:00 p.m. Eastern Standard Time) on a Valuation Date and ending with the close of the NYSE on the next succeeding Valuation Date.

Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information, without charge, by calling 1-877-357-4419, or by writing to our Service Office at: MetLife Investors Insurance Company, P.O. Box 355, Warwick, RI 02887-0355. You may also obtain, without charge, a personalized illustration of death benefits, Cash Surrender Values and Cash Values by calling 1-866-901-0002.





For Investment Fund transfers, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call our Service Office at 1-877-357-4419.



This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.



Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 450 Fifth Street, NW, Washington, DC 20549-0102.






File No. 811-07971

                               FLEXIBLE PREMIUM



                       VARIABLE LIFE INSURANCE POLICIES



             JOINT AND LAST SURVIVOR POLICY AND SINGLE LIFE POLICY



                      METLIFE INVESTORS INSURANCE COMPANY



                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE



                      STATEMENT OF ADDITIONAL INFORMATION


                                   (PART B)



                                  MAY 1, 2003



This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2003 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to MetLife Investors Distribution Company, 22 Corporate Plaza Drive, Newport Beach, CA 92660.




                                     SAI-1

                               TABLE OF CONTENTS



                                                                         PAGE
                                                                         -----
  MetLife Investors..................................................... SAI-3
  The Separate Account.................................................. SAI-3
  Adjustment of Charges................................................. SAI-3
  Disregard of Voting Instructions...................................... SAI-3
  Performance Data...................................................... SAI-3
  Restrictions on Financial Transactions................................ SAI-4
  Registration Statement................................................ SAI-4
  Legal Matters......................................................... SAI-4
  Misstatement of Age or Sex Corrections................................ SAI-4
  Our Right to Contest.................................................. SAI-4
  Reports to Owners..................................................... SAI-4
  Experts............................................................... SAI-4
  Distribution.......................................................... SAI-5




                                     SAI-2

METLIFE INVESTORS



MetLife Investors Insurance Company was incorporated on August 17, 1981 as Assurance Life Company, a Missouri corporation, and changed its name to Xerox Financial Services Life Insurance Company in 1985. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company (General American Life) purchased MetLife Investors which on that date changed its name to Cova Financial Services Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company (MetLife) acquired GenAmerica Corporation, the ultimate parent company of General American Life. MetLife, headquartered in New York City since 1868, is a leading provider of insurance and financial products and services to individual and group customers. We changed our name to MetLife Investors Insurance Company on February 12, 2001.



We are licensed to do business in the District of Columbia and all states except California, Maine, New Hampshire, New York, and Vermont.



THE SEPARATE ACCOUNT



We established the separate account, MetLife Investors Variable Life Account One on October 23, 1991 to hold certain of the assets that underlie the Policies. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended.



ADJUSTMENT OF CHARGES



The Policy is available for purchase by individuals, corporations, and other institutions. For certain individuals and certain corporate or other groups or sponsored arrangements purchasing one or more Policies, we may waive or adjust the amount of the sales charge, contingent deferred sales charge, monthly administrative charge, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies warrant an adjustment.



Sales, underwriting, or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement; from the amount of the initial premium payment or payments; or from the amount of projected premium payments. We will determine in our discretion if, and in what amount, an adjustment is appropriate. We may modify the criteria for qualification for adjustment of charges as experience is gained, subject to the limitation that such adjustments will not be unfairly discriminatory against the interests of any owner.



DISREGARD OF VOTING INSTRUCTIONS



We may, when required to do so by state insurance authorities, vote shares of the Funds without regard to instructions from Owners if such instructions would require the shares to be voted to cause an Investment Fund to make, or refrain from making, investments which would result in changes in the sub-classification or investment objectives of the Investment Fund. We may also disapprove changes in the investment policy initiated by Owners or trustees/directors of the Funds, if such disapproval is reasonable and is based on a good faith determination by us that the change would violate state or Federal law or the change would not be consistent with the investment objectives of the Investment Funds or which varies from the general quality and nature of investments and investment techniques used by other funds with similar investment objectives underlying other variable contracts offered by us or of an affiliated company. In the event we disregard voting instructions, a summary of this action and the reasons for such action will be included in the next annual report to owners.



PERFORMANCE DATA



We may provide information concerning the historical investment experience of the Investment Funds, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Investment Funds. These net rates of return represent past performance and are not an indication of future performance. Insurance, sales, premium tax, and the selection and issue expense charge,


                                     SAI-3
which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the mortality and expense risk charge and the fees and expenses of the underlying Investment Funds. The net rates of return show performance from the inception of the Investment Funds, which in some instances, may precede the Fund's inclusion in the Separate Account.



RESTRICTIONS ON FINANCIAL TRANSACTIONS



If mandated under applicable law, we may be required to reject a premium payment. We may also be required to block a Policy Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans, or death benefits, until instructions are received from the appropriate regulator.



REGISTRATION STATEMENT



The prospectus and this SAI omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.



LEGAL MATTERS



Sutherland Asbill & Brennan LLP of Washington, DC has provided legal advice on certain matters relating to the Federal securities laws.



MISSTATEMENT OF AGE OR SEX CORRECTIONS



If there is a misstatement of age or sex in the application, the amount of the death benefit will be that which would be purchased by the most recent monthly cost of insurance charge at the correct age or sex. If we make any payment or Policy changes in good faith, relying on our records, or evidence supplied to us, our duty will be fully discharged. We reserve the right to correct any errors in the Policy.



OUR RIGHT TO CONTEST



We cannot contest the validity of the Policy after it has been in effect during the Insured's lifetime with respect to the Single Life Policy, or during the lifetime of either Insured with respect to the Joint and Last Survivor Policy, for two years. With respect to the Single Life Policy, we cannot contest an increase in Face Amount with regard to material misstatements made concerning such increase after it has been in force during the Insured's lifetime for two years from the effective date of the increase. If the Policy is reinstated, the two-year period for contesting material misstatements is measured from the date of approval of the reinstatement. In addition, if the Insured with respect to the Single Life Policy (or either Insured with respect to the Joint and Last Survivor Policy) commits suicide in the two-year period, or such period as specified in state law, while sane or insane, the benefit payable will be limited to premiums paid less Indebtedness and less any partial withdrawals. With respect to the Single Life Policy, while sane or insane, if the Insured commits suicide within two years after the date of any increase in Face Amount, the death benefit for that increase will be limited to the monthly deductions for the increase. Depending on the state where your Policy was issued, additional provisions regarding suicide may apply. Please refer to your Policy.



REPORTS TO OWNERS



Each year a report will be sent to you which shows the current Policy values, premiums paid and deductions made since the last report, and any outstanding loans.



EXPERTS



The consolidated financial statements of the Company as of and for the years ended December 31, 2002 and 2001, included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


                                     SAI-4

The financial statements of the sub-accounts of the Separate Account have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.





DISTRIBUTION



MetLife Investors Distribution Company received sales compensation with respect to the Separate Account in the following amounts during the periods indicated:



                                              AGGREGATE AMOUNT OF
                         AGGREGATE AMOUNT OF  COMMISSIONS RETAINED
                         COMMISSIONS PAID TO       BY METLIFE
                          METLIFE INVESTORS  INVESTORS DISTRIBUTION
                            DISTRIBUTION     COMPANY AFTER PAYMENTS
             FISCAL YEAR       COMPANY         TO BROKER DEALERS
             ----------- ------------------- ----------------------
                2000....         $                     $
                2001....         $                     $
                2002....         $                     $


                                     SAI-5

                            PART C: OTHER INFORMATION

Item 27.               Exhibits

                   (a)                Resolutions of the Board of Directors of
                                      COVA Financial Services Life Insurance
                                      Company dated October 23, 1991 1
                   (b)                None
                   (c)  (i)           Form of Principal Underwriters Agreement
                                      between MetLife Investors Insurance
                                      Company and MetLife Investors Distribution
                                      Company 4
                        (ii)          Form of Selling Agreement between MetLife
                                      Investors Insurance Company, MetLife
                                      Investors Distribution Company, Broker
                                      Dealer and General Agent 6
                        (iii)         Form of Amendment to Selling Agreement
                                      between MetLife Investors Insurance
                                      Company, MetLife Investors Distribution
                                      Company, Broker-Dealer and General Agent 6
                        (iv)          Schedule of Commissions 6
                   (d)  (i)           Flexible Premium Joint and Last Survivor
                                      Policy 2
                        (ii)          Flexible Premium Variable Life Policy 3
                        (iii)         Riders to the Policy  (Joint and Survivor
                                      Policy) 2
                                      (Waiver of Specified Premium Rider,
                                        Anniversary Partial Withdrawal Rider,
                                        Estate Preservation Term Rider, Joint
                                        Supplemental Coverage Rider, Lifetime
                                        Coverage Rider, Secondary Guarantee
                                        Rider, Divorce Split Policy Option
                                        Rider)
                        (iv)          Additional Riders to the Policy 3
                                      (Accelerated Benefit Rider, Anniversary
                                        Partial Withdrawal Rider, Guaranteed
                                        Survivor Plus Purchase Option Rider,
                                        Lifetime Coverage Rider, Secondary
                                        Guarantee Rider, Supplemental Coverage
                                        Rider, Waiver of Monthly Deduction
                                        Rider, Waiver of Specified Premium
                                        Rider)
                        (v)           Endorsement (Name Change) 4
                   (e)  (i)           Application Forms - Joint and Last
                                      Survivor Policy 2
                        (ii)          Application Forms - Flexible Premium
                                      Variable Life Insurance Policy 3
                   (f)  (i)           Articles of Incorporation of the Company 1
                        (ii)          By-Laws of the Company 1
                   (g)                Reinsurance Contracts (to be filed by
                                      amendment)
                   (h)  (i)           Form of Participation Agreement between
                                      Met Investors Series Trust, Met Investors
                                      Advisory Corp., MetLife Investors
                                      Distribution Company and MetLife Investors
                                      Insurance Company 6
                        (ii)          Form of Participation Agreement between
                                      Metropolitan Series Fund, Inc.,
                                      Metropolitan Life Insurance Company and
                                      MetLife Investors Insurance Company 6
                        (iii)         Form of Participation Agreement between
                                      New England Zenith Fund, New England
                                      Investment Management, LLC, New England
                                      Securities Corporation and MetLife
                                      Investors Insurance Company 6
                   (i)                Administrative Contracts (to be filed by
                                      amendment)
                   (j)                None
                   (k)  (i)           Opinion and Consent of Counsel 6

                        (ii)          Consent of Counsel (to be filed by
                                      amendment)
                   (l)                None
                   (m)                None
                   (n)  (i)           Consents of Sutherland Asbill & Brennan
                                      LLP (to be filed by amendment)
                        (ii)          Consents of Independent Auditors (to be
                                      filed by amendment)
                   (o)                None
                   (p)                None
                   (q)                None
                   (r)                Powers of Attorney

1 Incorporated by reference to the Registration Statement on Form S-6 (File No. 333-17963) as filed on December 16, 1996.
2 Incorporated by reference to the Registration Statement on Form S-6 (File No. 333-83165) as filed on July 19, 1999.
3 Incorporated by reference to the Registration Statement on Form S-6 (File No. 333-83197) as filed on July 19, 1999.
4 Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 (File No. 333-83165) as filed on April 26, 2001.
5 Incorporated by reference to the Registration Statement on Form S-6 (File No. 333-69522) as filed on September 17, 2001.
6 Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-69522) as filed on December 20, 2001.

Item 28.    Directors and Officers of the Depositor

The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable life contracts offered by the Registrant and the executive officers of the Company:

Name and Principal Business  Positions and Offices with Depositor
---------------------------- ------------------------------------
Address
-------
Michael K. Farrell *         Chairman of the Board, President and Chief
                             Executive Officer
James P. Bossert *           Director, Executive Vice President and Chief
                             Financial Officer
Susan A. Buffum *****        Director
Michael R. Fanning **        Director
Hugh C. McHaffie **          Director
Richard C. Pearson *         Director, Executive Vice President, General
                             Counsel and Secretary
Peter M. Schwarz ****        Director
Kenneth Jaffe *              Executive Vice President, Chief Information Officer
Brian A. Kroll *             Executive Vice President, Chief Actuary, Product
                             Management
Anthony J. Williamson ***    Treasurer

*     MetLife Investors, 22 Corporate Plaza Drive, Newport Beach, CA 92660
**    MetLife, 501 Boylston Street, Boston, MA 02116
*** MetLife, One MetLife Plaza, 27-01 Queens Plaza North, Long Island City, NY 11101
****  MetLife, One Madison Avenue, New York, NY 10010
***** MetLife, 10 Park Avenue, Morristown, NJ 07960

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The following list provides information regarding the entities under common control with the Depositor. The Depositor is a wholly-owned, indirect subsidiary of Metropolitan Life Insurance Company, which is organized under the laws of New York. The Depositor is organized under the laws of Missouri. No person is controlled by the Registrant.

ORGANIZATIONAL STRUCTURE OF METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                             AS OF DECEMBER 31, 2001

Metropolitan Life Insurance Company (Metropolitan) is a wholly-owned subsidiary of MetLife, Inc, a publicly-traded company. The following is a list of subsidiaries of Metropolitan updated as of December 31 2001. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of Metropolitan. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of such indented entity and, therefore, an indirect subsidiary of Metropolitan. Certain inactive subsidiaries have been omitted from the Metropolitan Organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.   Metropolitan Property and Casualty Insurance Company (RI)

     1) Metropolitan Group Property and Casualty Insurance Company (RI)

          a) Metropolitan Reinsurance Company (U.K.) Limited (United Kingdom)

     2) Metropolitan Casualty Insurance Company (RI)

     3) Metropolitan General Insurance Company (RI)

     4) Metropolitan Direct Property and Casualty Insurance Company (GA)

     5) MetLife Auto & Home Insurance Agency, Inc. (RI)

     6) Metropolitan Lloyds, Inc. (TX)

     7) Met P&C Managing General Agency, Inc. (TX)

     8) Economy Fire & Casualty Company (RI)

          a) Economy Preferred Insurance Company (RI)

          b) Economy Premier Assurance Company (RI)

B.   MetLife General Insurance Agency, Inc. (DE)

     1) MetLife General Insurance Agency of Alabama, Inc. (AL)

     2) MetLife General Insurance Agency of Kentucky, Inc. (KY)

     3) MetLife General Insurance Agency of Mississippi, Inc. (MS)

     4) MetLife General Insurance Agency of Texas, Inc. (TX)

     5) MetLife General Insurance Agency of North Carolina, Inc. (NC)

     6) MetLife General Insurance Agency of Massachusetts, Inc. (MA)

C.   Metropolitan Asset Management Corporation (DE)

     1) MetLife Capital, Limited Partnership (DE). Partnership interests in MetLife Capital, Limited Partnership are held by Metropolitan Life Insurance Company (90%) and General Partnership by Metropolitan Asset Management Corporation (10%).

     2) MetLife Capital Credit L.P. (DE). Partnership interests in MetLife Capital Credit L.P. are held by Metropolitan Life Insurance Company (90%) and General Partnership by Metropolitan Asset Management Corporation (10%).

          a) MetLife Capital CFLI Holdings, LLC (DE)

               i) MetLife Capital CFLI Leasing, LLC (DE)

     3) MetLife Financial Acceptance Corporation (DE). Metropolitan Asset Management Corporation holds 100% of the voting preferred stock of MetLife Financial Acceptance Corporation. Metropolitan Property and Casualty Insurance Company holds 100% of the non-voting common stock of MetLife Financial Acceptance Corporation.

     4) MetLife Investments Limited (United Kingdom). 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

     5) MetLife Investments Asia Limited (Hong Kong). One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

     6) MetLife Investments, S.A. (Argentina) 23rd Street Investment, Inc. holds one share of MetLife Investments, S.A.

D.   SSRM Holdings, Inc. (DE)

     1) State Street Research & Management Company (DE) is the sub-investment manager for the State Street Research Aggressive Growth Portfolio, State Street Research Diversified Portfolio, State Street Research Growth Portfolio, State Street Research Income Portfolio and State Street Research Aurora Small Cap Value Portfolio of Metropolitan Series Fund, Inc.

          a) State Street Research Investment Services, Inc. (MA)

     2) SSR Realty Advisors, Inc. (DE)

          a) Metric Management Inc. (DE)

          b) Metric Property Management, Inc. (DE)

          c) Metric Realty (DE). SSR Realty Advisors, Inc. and Metric Property Management, Inc. each hold 50% of the common stock of Metric Realty.

          d) Metric Capital Corporation (CA)

          e) Metric Assignor, Inc. (CA)

          f) SSR AV, Inc. (DE)

          g) SSR Development Partners LLC (DE)

E.   Metropolitan Tower Realty Company, Inc. (DE)

F.   MetLife Investors Group, Inc. (DE)

     1) MetLife Investors USA Insurance Company (DE)

     2) Security First Insurance Agency, Inc. (Massachusetts) (MA)

     3) Security First Insurance Agency, Inc. (Nevada) (NV)

     4) MetLife Investors Group of Ohio, Inc. (OH)

     5) MetLife Investors Distribution Company (DE)

     6) Met Investors Advisory Corp. (DE)

     7) Security First Financial Agency, Inc. (TX)

G.   MetLife CC Holding Company (DE)

H.   VirtualFinances.com, Inc. (DE)

I.   Metropolitan Tower Life Insurance Company (DE)

J.   MetLife Security Insurance Company of Louisiana (LA)

K.   Texas Life Insurance Company (TX)

     1) Texas Life Agency Services, Inc. (TX)

     2) Texas Life Agency Services of Kansas, Inc. (KS)

L.   MetLife Securities, Inc. (DE)

M.   23rd Street Investments, Inc. (DE)

     1) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR. 23rd Street Investments, Inc. is a 1% general partner.

     2) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

          a) Coating Technologies International, Inc (DE).

N. Santander Met, S.A. (Spain). Shares of Santander Met, S.A. are held by Metropolitan (50%) and by an entity (50%) unaffiliated with Metropolitan.

     1) Seguros Genesis, S.A. (Spain)

     2) Genesis Seguros Generales, Sociedad Anomina de Seguros y Reaseguros (Spain)

O.   Metropolitan Life Seguros de Vida S.A. (Uruguay)

     1) Jefferson Pilot Omega Seguros de Vida S.A (Uruguay)

P.   MetLife Holdings Luxembourg S.A. (Luxembourg)

Q.   Metropolitan Life Holdings, Netherlands BV (Netherlands)

R.   MetLife International Holdings, Inc. (DE)

     1) MetLife Insurance Company of the Philippines, Inc. (Philippines)

     2) Natiloportem Holdings, Inc. (DE)

          a) Servicios Administrativos Gen, S.A. de C.V.

          b) Metropolitan Insurance Services Limited. (United Kingdom) 50% of the shares is held by Metropolitan Life Insurance Company.

          c) Metropolitan Company Limited (Isle of Man)

          d) European Marketing Services S.r.l.- 95% of the shares is held by Natiloportem Holdings and 5% by MetLife International Holdings, Inc.

     3) Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)

     4) Metropolitan Life Seguros de Retiro, S.A.

     5) Metropolitan Life Seguros de Vida S.A. (Argentina)

          a) Met AFJP S.A. (Argentina). Shares of Met AFJP S.A. are held by Metropolitan Life Seguros de Retiro S.A. (5%) and by Metropolitan Life Seguros de Vida S.A. (95%).

     6) MetLife India Insurance Company Private Limited (India) -- is owned 26% by MetLife International Holdings, Inc. and 74% by third parties.

     7) MetLife Services Company Czechia, s.r.o. (Czech Republic) 10% of its shares is owned by Natiloportem Holdings, Inc.

     8)  Metropolitan Life Ubezpieczen na Zycie S.A. (Poland)

     9)  MetLife Saengmyoung Insurance Company Ltd. (Korea)

     10) Metropolitan Life Seguros E Previdencia Privada S.A. (Brazil)

          a) Seguradora America do Sul S.A. (Brazil) 99.89% is owned by Metropolitan Life Seguros E Previdencia Privado S.A.

S.   Metropolitan Marine Way Investments Limited (Canada)

T. P.T. MetLife Sejahtera (Indonesia) Shares of P.T. MetLife Sejahtera are held by Metropolitan (94.3%) and by an entity (5.7%) unaffiliated with Metropolitan.

U. Seguros Genesis S.A. (Mexico) Metropolitan holds 93.58%, and Metropolitan Asset Management Corporation holds 3.19%.

V.   Hyatt Legal Plans, Inc. (DE)

     1) Hyatt Legal Plans of Florida, Inc. (FL)

W.   One Madison Merchandising L.L.C. (CT)

X.   Metropolitan Realty Management, Inc. (DE)

     1) Edison Supply and Distribution, Inc. (DE)

     2) Cross & Brown Company (NY)

          a) CBNJ, Inc. (NJ)

Y.   MetPark Funding, Inc. (DE)

Z.   Transmountain Land & Livestock Company (MT)

AA.  MetLife Trust Company, National Association (United States)

AB.  Benefit Services Corporation (GA)

AC.  GA Holding Corp. (MA)

AD.  CRH Co., Inc. (MA)

AE.  334 Madison Euro Investments, Inc. (DE)

     1) Park Twenty Three Investments Company (United Kingdom) 1% Voting Control of Park Twenty Three Investment Company is held by St. James Fleet Investments Two Limited.

          a) Convent Station Euro Investments Four Company (United Kingdom) 1% voting control of Convent Station Euro Investments Four Company (United Kingdom) is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

AF.  L/C Development Corporation (CA)

AG. One Madison Investments (Cayco) Limited (Cayman Islands). 1% Voting Control of One Madison Investment (Cayco) Limited is held by Convent Station Euro Investments Four Company.

AH. New England Portfolio Advisors, Inc. (MA) A.D. CRB Co., Inc. (MA). (AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB Co., Inc.)

AI. St. James Fleet Investments Two Limited (Cayman Islands). Metropolitan Life Insurance Company owns 34% of St. James Fleet Investments Two Limited.

AJ.  MetLife New England Holdings, Inc. (DE)

     1) Fulcrum Financial Advisors, Inc. (MA)

     2) New England Life Insurance Company (MA)

          a) New England Life Holdings, Inc. (DE)

               i) New England Securities Corporation (MA)

                    (1) Hereford Insurance Agency, Inc. (MA)

                    (2) Hereford Insurance Agency of Alabama, Inc. (AL)

                    (3) Hereford Insurance Agency of Hawaii, Inc. (HI)

               ii) N.L. Holding Corp. (DEL) (NY)

                    (1) Nathan & Lewis Securities, Inc. (NY)

                    (2) Nathan & Lewis Associates, Inc. (NY)

                         (a) Nathan and Lewis Insurance Agency of Massachusetts,
                             Inc. (MA)

                        (b) Nathan and Lewis Associates of Texas, Inc. (TX)

     (3) Nathan & Lewis Associates-Arizona, Inc. (AZ)

     (4) Nathan & Lewis of Nevada, Inc. (NV)

          iii) MetLife Advisers, LLC (MA)

               b) Omega Reinsurance Corporation (AZ)

               c) New England Pension and Annuity Company (DE)

               d) Newbury Insurance Company, Limited (Bermuda)

AK.  GenAmerica Financial Corporation (MO)

     1) General American Life Insurance Company (MO)

          a) Paragon Life Insurance Company (MO)

          b) Security Equity Life Insurance Company (NY)

          c) Cova Corporation (MO)

               i)   MetLife Investors Insurance Company (MO)

                    (1) MetLife Investors Insurance Company of California (CA)

                    (2) First MetLife Investors Insurance Company (NY)

               ii)  Cova Life Management Company (DE)

                    (1) Cova Life Administration Services Company (IL)

                         d) General Life Insurance Company (TX)

                         e) Equity Intermediary Company (MO)

               i) Reinsurance Group of America, Incorporated. (MO) 9.6% of the voting shares of Reinsurance Group of America, Incorporated is held directly by Metropolitan Life Insurance Company. 48.9% is held by Equity Intermediary Company.

     (1) Reinsurance Company of Missouri Incorporated (MO)

          (a) RGA Reinsurance Company (MO)

               (i) Fairfield Management Group, Inc. (MO)

               1. Reinsurance Partners, Inc. (MO)

               2. Great Rivers Reinsurance Management, Inc. (MO)

               3. RGA (U.K.) Underwriting Agency Limited (United Kingdom)

     (2) Triad Re, Ltd. (Barbados) Reinsurance Group of America, Incorporated owns 100% of the preferred stock of Triad RE, Ltd. and 67% of the common stock.

     (3) RGA Americas Reinsurance Company, Ltd. (Barbados)

     (4) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

          (a) RGA Financial Group, L.L.C. (DE) 80% of RGA Financial Group, L.L.C. is owned by RGA Reinsurance Company (Barbados) Ltd. RGA Reinsurance Company owns 20% of RGA Financial Group, L.L.C.

     (5) RGA International Ltd. (CBCA) (Canada)

          (a)  RGA Canada Management Inc. (CBCA) Canada)

               (i)  RGA Life Reinsurance Company of Canada Limited (CBCA)
                    (Canada)

     (6) RGA Holdings Limited (United Kingdom)

          (a) RGA UK Services Limited (United Kingdom)

          (b) RGA Capital Limited U.K. (United Kingdom)

          (c) RGA Reinsurance (UK) Limited (United Kingdom)

     (7) RGA South African Holdings (Pty) Ltd. (South Africa)

          (a) RGA Reinsurance Company of South Africa Limited (South Africa)

     (8) RGA Australian Holdings Pty Limited (Australia)

          (a) RGA Reinsurance Company of Australia Limited (Australia)

     (9) General American Argentina Seguros de Vida, S.A. (Argentina)

     (10) RGA Argentina, S.A. (Argentina)

     (11) Regal Atlantic Company (Bermuda) Ltd. (Bermuda)

     (12) Malaysia Life Reinsurance Group Berhad. (Malaysia) Reinsurance Group of America, Incorporated owns 30% of Malaysia Life Reinsurance Group Berhad.

     (13) RGA Sigma Reinsurance SPC (Cayman Islands)

     (14) RGA International Co. (Nova Scotia)

          (a) RGA Financial Products Limited (Canada)

               f)   GenAm Holding Company (DE)

                    i)   Krisman, Inc. (MO)

                    ii) Genelco de Mexico S.A. de C.V. (Mexico) 99% of the shares of Genelco de Mexico S.A. de C.V. are held by Krisman, Inc. and 1% is held by General American Life Insurance Company.

                    iii) White Oak Royalty Company (OK)

                    iv)  GM Marketing Incorporated (MO)

               g)   John S. McSwaney & Associates, Inc. (ND)

               h) GenAmerica Management Corporation (MO) 22.5% of the voting shares of the GenAmerica Management Corporation are owned by General American Life Insurance Company and 10% of the voting shares of the GenAmerica Management Corporation are owned by A.G. Edwards. 67% of the common stock is owned by GenAmerica Financial Corporation.

     2) Collaborative Strategies, Inc. (MO)

     3) Missouri Reinsurance (Barbados) Inc. (Barbados)

     4) GenAmerica Capital I (DE)

     5) Walnut Street Securities, Inc. (MO)

          a) WSS Insurance Agency of Alabama, Inc. (AL)

          b) WSS Insurance Agency of Massachusetts, Inc. (MA)

          c) WSS Insurance Agency of Nevada, Inc. (NV)

          d) WSS Insurance Agency of Ohio, Inc. (OH)

          e) WSS Insurance Agency of Texas, Inc. (TX)

          f) Walnut Street Advisers, Inc. (MO)

     6) General American Distributors, Inc. (MO)

AL. MetLife Central European Services Spolka z Organiczona odpowiedzialmoscia (Poland)

AM.  MetLife (India) Private Ltd. (India)

AN.  Tossle Company (Cayman Islands)

AO.  MetDent, Inc. (DE)

AP.  334 Madison Avenue BTP-D Investor, LLC (DE)

AQ.  334 Madison Avenue BTP-E Investor, LLC (DE)

AR.  MetLife Holdings, Inc. (DE)

     1) MetLife Credit Corp. (DE)

     2) MetLife Funding Inc. (DE)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, Metropolitan (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Structures is a general partnership in which Metropolitan owns a 50% interest.

2) Metropolitan owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

3) Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

4) Metropolitan indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), an indirect wholly owned subsidiary of Metropolitan.

5) 100% of the capital stock of Hereford Insurance Agency of Oklahoma, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

6) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

7) Mezzanine Investment Limited Partnerships (MILPs), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan serves as the general partner of the limited partnerships and Metropolitan directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following:
     Coating Technologies International, Inc.

NOTE: THE METROPOLITAN LIFE ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METROPOLITAN LIFE AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

Item 30.   Indemnification

The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife maintains a directors' and officers' liability policy with a maximum coverage of $300 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered.

The Bylaws of the Company (Article IV, Section 1) provide that:

Each person who is or was a director, officer or employee of the corporation or is or was serving at the request of the corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person) shall be indemnified by the corporation as of right to the full extent permitted or authorized by the laws of the State of Missouri, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expenses (including attorney's fees) asserted or threatened against and incurred by such person in his capacity as or arising out of his status as a director, officer or employee of the corporation or if serving at the request of the corporation, as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under any other bylaw or under any agreement, vote of shareholders or disinterested directors or otherwise, and shall not limit in any way any right which the corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.   Principal Underwriters

     (a) MetLife Investors Distribution Company is the principal underwriter for the following investment companies (other than Registrant):

   Met Investors Series Trust
   MetLife Investors USA Separate Account A
   MetLife Investors Variable Annuity Account One
   MetLife Investors Variable Annuity Account Five
   MetLife Investors Variable Life Account Five

   First MetLife Investors Variable Annuity Account One

     (b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 22 Corporate Plaza Drive, Newport Beach, CA 92660.

Name and Principal Business Address       Positions and Offices with Depositor
-----------------------------------       ------------------------------------
James P. Bossert *                        Director
Charles M. Deuth *                        Director, Executive Vice President, Channel
                                          Marketing
Michael K. Farrell *                      Director
Elizabeth M. Forget **                    Director, Executive Vice President, Money
                                          Management
Paul Hipworth *                           Executive Vice President, Chief Financial Officer
Kenneth Jaffe *                           Director, Executive Vice President, Chief
                                          Information Officer
Brian A. Kroll *                          Director
Paul A. LaPiana *                         Executive Vice President, Life Markets
Richard C. Pearson *                      Director and President
Leslie Sutherland *                       Executive Vice President, Broker/Dealer and Bank
Edward C. Wilson *                        Director, Executive Vice President, Wirehouse
Anthony J. Williamson **                  Treasurer

* MetLife Investors, 22 Corporate Plaza Drive, Newport Beach, CA 92660 ** MetLife, One Madison Avenue, New York, NY 10010


(c)      Compensation From the Registrant.

          (1)                      (2)                     (3)                    (4)                    (5)
   Name of Principal         Net Underwriting        Compensation on
      Underwriter             Discounts and        Events Occasioning          Brokerage               Other
                               Commissions         the Deduction of a         Commissions           Compensation
                                                   Deferred Sales Load

MetLife Investors
Distribution Company             $______                 ______                  _____                 ______


Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.

Item 32.   Location of Accounts and Records

         The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

         (a)    Registrant

         (b)    Metropolitan Life Insurance Company
                One Madison Avenue
                New York, New York 10010

         (c)    MetLife Investors Distribution Company
                22 Corporate Plaza Drive
                Newport Beach, CA 92660.

Item 33.   Management Services

Not Applicable.

Item 34.     Fee Representation

Pursuant to Investment Company Act Section 26(f), MetLife Investor Insurance Company ("Company") hereby represents that the fees and charges deducted under the Policy described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, MetLife Investors Variable Life Account One, has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newport Beach and State of California, on this 4th day of February, 2003.

                                   MetLife Investors Variable Life Account One
                                             (Registrant)

                                   By: MetLife Investors Insurance Company

                                    By:      /s/ Michael K. Farrell
                                       ----------------------------------------
                                             Michael K. Farrell
                                             Chairman, President and Chief
                                             Executive Officer

                                   MetLife Investors Insurance Company
                                             (Depositor)

                                    By:      /s/ Michael K. Farrell
                                       ----------------------------------------
                                             Michael K. Farrell
                                             Chairman, President and Chief
                                             Executive Officer

            Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons, in the capacities indicated, on February 4, 2003.

/s/ Michael K. Farrell*           Chairman of the Board, President and Chief
------------------------          Executive Officer
Michael K. Farrell

/s/ James P. Bossert *            Director, Executive Vice President and Chief
------------------------          Financial Officer
James P. Bossert                  (Principal Accounting Officer)

/s/ Susan A. Buffum *             Director
------------------------
Susan A. Buffum

/s/ Michael R. Fanning *          Director
------------------------
Michael R. Fanning

/s/ Hugh C. McHaffie *            Director
------------------------
Hugh C. McHaffie

/s/ Richard C. Pearson            Director, Executive Vice President, General
-----------------------           Counsel and Secretary
Richard C. Pearson

/s/ Peter M. Schwarz *            Director
-----------------------
Peter M. Schwarz

                           By:         /s/ Richard C. Pearson
                           -----------------------------------------
                                Richard C. Pearson, Attorney-in-fact

* Executed by Richard C. Pearson, Esquire on behalf of those indicated pursuant to powers of attorney filed herewith.

Index to Exhibits

(r)         Powers of Attorney